                                                                    Exhibit 10.2




                  RESTATEMENT AND AMENDMENT BY THE ENTIRETY

                     OF THE INGLES MARKETS, INCORPORATED

                        INVESTMENT/PROFIT SHARING PLAN





                         EFFECTIVE SEPTEMBER 26, 1993
                      (AS AMENDED THROUGH JUNE 30, 1995)

                                     INDEX

ARTICLE                   TITLE                                   PAGE
-------                   -----                                   ----
I. DEFINITION OF TERMS
         1.1              Accrued Benefit                         2
         1.2              Act                                     2
         1.3              Active Participant                      2
         1.4              Adjustment Factor                       2
         1.5              Affiliated Employer                     2
         1.6              Age                                     2
         1.7              Alternate Payee                         2
         1.8              Annual Additions                        3
         1.9              Annuity Starting Date                   3
         1.10             Beneficiary                             4
         1.11             Board                                   4
         1.12             Code                                    4
         1.13             Committee                               4
         1.14             Compensation                            4
         1.15             Contract                                5
         1.16             Coverage Percentage                     5
         1.17             Determination Date                      6
         1.18             Discretionary Employer Contributions    6
         1.19             Discretionary Employer Contribution     6
                          Account
         1.20             Domestic Relations Order                6
         1.21             Early Retirement Date                   6
         1.22             Effective Date                          6
         1.23             Effective Date of Restatement           6
         1.24             Elective Deferrals                      7
         1.25             Eligibility Date                        7
         1.26             Employee                                7
         1.27             Employer                                7
         1.28             Employer Contribution Account           7
         1.29             Employment Commencement Date            7
         1.30             Entry Date                              7
         1.31             Failsafe Contributions                  7
         1.32             Failsafe Matching Contributions         7
         1.33             Family Member                           8
         1.34             Five Percent Owner                      8
         1.35             Forfeitures                             8
         1.36             Fund                                    8
         1.37             Highly Compensated Employee             8

                                     INDEX

ARTICLE                   TITLE                                    PAGE
-------                   -----                                    ----
         1.38             Hour of Service                            9
         1.39             Inactive Participant                       9
         1.40             Includible Employees                       9
         1.41             Key Participant                           10
         1.42             Limitation Year                           11
         1.43             Matching Employer Contributions           11
         1.44             Matching Employer Contribution Account    11
         1.45             Minimum Contribution                      11
         1.46             Non-Highly Compensated Employee           11
         1.47             Non-Key Participant                       11
         1.48             Normal Retirement Date                    11
         1.49             One-Year Break in Service                 12
         1.50             Paid Service                              12
         1.51             Participant                               12
         1.52             Participant's Contribution Account        12
         1.53             Plan                                      12
         1.54             Plan Administrator                        12
         1.55             Portfolio Investments                     12
         1.56             Plan Year                                 12
         1.57             Qualified Deferral Account                12
         1.58             Qualified Domestic Relations Order        12
         1.59             Qualified Joint and Survivor Annuity      13
         1.60             Qualified Nonelective Contributions       13
         1.61             Qualified Preretirement Survivor Annuity  13
         1.62             Qualifying Employer Securities            13
         1.63             Regulations                               14
         1.64             Required Beginning Date                   14
         1.65             Retired Participant                       15
         1.66             Retirement Date                           15
         1.67             Salary Reductions                         15
         1.68             Segregated Accounts                       15
         1.69             Suspense Account                          15
         1.70             Terminated Participant                    16
         1.71             Top-Heavy Plan                            16
         1.72             Trust Agreement or Trust                  16
         1.73             Trustees                                  16
         1.74             Valuation Date                            16
         1.75             Very Top-Heavy Plan                       16
         1.76             Year of Service                           16

                                     INDEX

ARTICLE                  TITLE                                                        PAGE
-------                  -----                                                       -----
II. PARTICIPATION
         2.1              Employees Eligible to Participate                          18
         2.2              Credited Hours of Service for Performance of Duties        18
         2.3              Credited Hours of Service for Which No Duties Are          18
                          Performed
         2.4              Notice to Employees                                        21
         2.5              Commencement of Participation                              21
         2.6              Termination of Employment                                  21
         2.7              Termination of Participation                               21
         2.8              Reparticipation                                            22
         2.9              Inactive Status                                            22
         2.10             Provisions Relating to Leased Employees                    22

III. CONTRIBUTIONS TO THE TRUST
         3.1     Qualified Elective Deferral Contributions                           24
         3.2     Matching Employer Contributions                                     27
         3.3     Discretionary Employer Contributions                                32
         3.4     No Voluntary Employee Contributions                                 34
         3.5     General Rules Regarding Contributions                               34
         3.6     Rollovers from Individual Retirement
                 Accounts or Plans                                                   35
         3.7     Portability                                                         35

IV. ALLOCATION
         4.1     Separate Accounts                                                   37
         4.2     Employer Contributions                                              37
         4.3     Certification of Allocations                                        37
         4.4     Income and Loss                                                     37
         4.5     Appreciation and Depreciation                                       37
         4.6     Forfeitures                                                         37
         4.7     Employer Contribution Account
                 After Reparticipation                                               38
         4.8     Maximum Annual Additions                                            39
                 A. Limitations Applicable to this Plan                              39
                 B. Limitations Where Participant
                    Participates in Another Defined
                    Contribution Plan                                                40

                                     INDEX

ARTICLE                                    TITLE                      PAGE
-------                                    -----                      ----
                 C. Limitations Where Participant
                     Participates in a Defined Benefit
                     Plan                                             40
         4.9     Discretionary Investments of Contributions           43


V. DISTRIBUTION OF BENEFITS
         5.1     Employer Contribution Account                        45
                 A. Distribution on Termination Prior to
                      Retirement                                      45
                          1. Distribution                             45
                          2. Nonforfeitable Vested Interest           45
                          3. Forfeitures                              47
                          4. Prior Service of Nonvested
                              Participants Upon
                              Reparticipation                         48
                          5. Prior Service of Vested
                              Participants                            48
                          6. Subsequent Service of
                              Terminated Participants                 48
                 B. Distribution on Retirement at
                      Retirement Date                                 48
                 C. Distribution on Retirement After
                     Retirement Date                                  48
                 D. Distribution on Death                             49
                 E. Distribution on Disability                        51
                 F. Qualified Joint and Survivor Annuity              51
                 G. Qualified Preretirement Survivor
                      Annuity                                         53
                 H. Participant Consent to Distributions              54
                 I. Distributions After Earliest Retirement
                    Age Pursuant to Qualified
                    Domestic Relations Order                          56
                 J. Distributions of Excess Deferrals                 56
                 K. Distributions of Excess Contributions             57
                 L. Distributions of Excess Aggregate
                      Contributions                                   58

                                     INDEX

ARTICLE                                    TITLE                        PAGE
-------                                    -----                        ----
                 M. Distribution Upon Plan Termination                  60
                 N. Distribution Upon Sale of Assets                    60
                 O. Hardship Withdrawals from Qualified
                      Deferral Account                                  60
                 P. Election of Later Benefit
                     Commencement Date                                  62
                 Q. Withdrawals from Employer
                      Contribution Account                              62
         5.2     Method of Distribution                                 63
         5.3     Participant's Contribution Account                     67
         5.4     Segregated Accounts                                    67
         5.5     Location of Terminated Participant or
                 Beneficiary Unknown                                    67


VI. AMENDMENT OF PLAN
         6.1     Right to Amend                                         69
         6.2     Limitations upon Right to Amend                        69
         6.3     Amendment Binding on All Participating
                 Employers                                              69

VII. TOP-HEAVY PLANS
         7.1     Top-Heavy Plan                                         70
         7.2     Top-Heavy Group of Plans                               70
         7.3     Rules for Determining Top-Heavy
                 Plan Status                                            70
         7.4     Very Top-Heavy Plan                                    71
         7.5     Alternate Vesting Schedule                             72

VIII. TERMINATION OF PLAN
         8.1     Right to Terminate                                     73
         8.2     Adoption of Plan by Successor                          73
         8.3     Multiple Participating Employers                       73
         8.4     Allocation on Termination of Plan or
                 Permanent Discontinuance of
                 Contributions                                          73
         8.5     Manner of Distribution                                 74
         8.6     Merger or Consolidation of Plan or
                 Transfer of Plan Assets                                74

                                     INDEX

ARTICLE                                    TITLE                         PAGE
-------                                    -----                         ----
IX. ADMINISTRATION
         9.1     Appointment of Committee                                76
         9.2     Notification to Participants                            76
                 A. Plan Summary and Forms                               76
                 B. Account Balances                                     76
                 C. Notification Prior to Termination
                     Date                                                76
                 D. Claims Procedure                                     77
         9.3     Records and Reports                                     77
         9.4     Other Committee Powers and Duties                       77
         9.5     Committee Procedures                                    77
         9.6     Authorization of Benefit Payments                       78
         9.7     Benefit Checks                                          78

X. GUARANTEES AND LIABILITIES
         10.1    Nonguarantee of Employment                              79
         10.2    Rights to Fund Assets                                   79
         10.3    No Diversion of Funds                                   79
         10.4    Nonalienation of Benefits                               80
         10.5    Domestic Relations Order                                80
         10.6    Loans                                                   81
         10.7    Allocation of Responsibility Among
                 Employer, Committee and Trustees for
                 Plan and Trust Administration                           83
         10.8    Bonding                                                 84
         10.9    Guarantees to Participants                              84


XI. MISCELLANEOUS
         11.1    Governing Laws                                          85
         11.2    Corporate Action                                        85
         11.3    Alternative Acts                                        85
         11.4    Interpretation                                          85
         11.5    Gender and Tense                                        85
         11.6    Title Headings                                          85

                  RESTATEMENT AND AMENDMENT BY THE ENTIRETY
                     OF THE INGLES MARKETS, INCORPORATED
                       INVESTMENT/PROFIT SHARING PLAN

         THIS IS A RESTATEMENT AND AMENDMENT BY THE ENTIRETY of the Profit

Sharing Plan for the employees of INGLES MARKETS, INCORPORATED, a North

Carolina corporation and MILKCO, Inc., a North Carolina corporation

(hereinafter collectively referred to as the "Employer").


                            W I T N E S S E T H:


         WHEREAS, the Employer desires to have restated and amended by the entirety said Profit Sharing Plan dated September 25, 1972, as last restated

and amended by the entirety on September 18, 1990, to meet the requirements of the Internal Revenue Code, as amended by the Employee Retirement Income

Security Act of 1974, and to fully comply with the requirements of said Act,

and also to expand, as well as add, certain provisions to said Profit Sharing

Plan; and


         WHEREAS, the Employer has approved the creation of this Restatement and Amendment by the Entirety of the Profit Sharing Plan and has authorized execution by its officers of a separate Trust Agreement for the management of the assets of this Plan;


         WHEREAS, the Plan shall hereafter be known as the INGLES MARKETS,

INCORPORATED INVESTMENT/PROFIT SHARING PLAN.


         NOW, THEREFORE, in accordance with the terms of the Profit Sharing

Plan, said Plan is hereby restated andamended in its entirety to read as follows:

                                  ARTICLE I

                             DEFINITION OF TERMS

         The following words and terms, as used in this Plan, shall have the meanings set forth below, unless a different meaning is clearly required by the context:

1.1 "Accrued Benefit": The Employer Contribution Account and the Participant's Contribution Account attributable to a Participant.

1.2 "Act": The Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3      "Active Participant": With respect to any Plan Year, a Participant who
         (i) is in the employ of the Employer on the last day of the quarter of the Plan Year or on the last day of the Plan Year, as the case may be, or (ii) retires after his Normal Retirement Date, dies or becomes disabled in such quarter or Plan Year, as the case may be, or (iii) for purposes of Section 3.3A only, is treated as an Active Participant pursuant to Section 3.3A5.

1.4 "Adjustment Factor": The cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

1.5 "Affiliated Employer": The Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Section 414(o) of the Code.

1.6      "Age": The age of an Employee on his last birthday.

1.7 "Alternate Payee": Any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant. Such spouse, former spouse, child or other dependent shall be considered a Beneficiary hereunder.

1.8 "Annual Additions": The amount allocated to a Participant's account during the Limitation Year that constitutes:

                          (i)     Employer contributions,
                          (ii)    Employee contributions,
                          (iii)   Forfeitures, and
                          (iv) Amounts described in Sections 415(1)(1), 419(e) and 419A(d)(2)
                                  of the Code.

         For purposes of applying the limitations of Code Section 415 with respect to a Participant's Annual Additions for all defined contribution plans, all amounts allocated to a Participant under such plans and all of the Participant's Employee contributions to such plans shall be aggregated.

         For purposes of this Section, the following shall also apply:

         A. Employer contributions shall not be deemed credited to a Participant's account for a particular Plan Year unless the contributions are actually made to the Plan no later than thirty (30) days after the end of the period described in Code
                 Section 404(a)(6) applicable to the taxable year with or within which the particular Plan Year ends. If, however, contributions are made by an Employer exempt from Federal income tax under Code Section 501(a), the contributions must be made to the Plan no later than the 15th day of the sixth calendar month following the close of the taxable year (or fiscal year, if no taxable year) with or within which the particular Limitation Year ends.

         B. If, in a particular Plan Year, Employer contributions are allocated to a Participant's account because of an erroneous forfeiture in a prior Plan Year or because of an erroneous failure to allocate amounts in a prior Plan Year, the allocation will not be considered an Annual Addition with respect to the Participant for that particular Plan Year, but will be considered an Annual Addition for the Plan Year to which it relates.

         C. Annual Additions shall not include any amounts repaid to the Plan pursuant to Section 4.7A by a Terminated Participant who reparticipates in the Plan or any amounts restored to such Participant's accounts pursuant to Section 4.7A.

1.9 "Annuity Starting Date": The first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events (including Participant consents) have occurred which entitle the Participant to such benefit. In the case of an Annuity Starting Date occurring on or after a Participant's Normal Retirement Date, such Annuity Starting Date will also apply to any additional allocations to such Participant's accounts thereafter. In the case of an Annuity

         Starting Date occurring prior to a Participant's Normal Retirement Date, such Annuity Starting Date will not apply to any additional allocations to such Participant's accounts thereafter.

1.10 "Beneficiary": Any person or persons designated as provided in ARTICLE V to receive benefits under this Plan in the event of the death of a Participant, Retired Participant, Terminated Participant or Alternate Payee.

1.11     "Board": The Board of Directors of the Employer.

1.12     "Code": The Internal Revenue Code of 1986, as amended.

1.13 "Committee": The Administrative Committee appointed by the Employer and acting in accordance with the terms hereof.

1.14 "Compensation": Compensation paid by the Employer to the Participant during the Plan Year which is required to be reported as wages on the Participant's Form W-2, plus compensation paid during the Plan Year which is not currently includible in the Participant's gross income by reason of the application of Sections 125, 402(a)(8) [402(e)(3) after December 31, 1992], 404(h)(1)(B) or 403(b) of the Code, but exclusive of compensation paid prior to a Participant's Entry Date in the first Plan Year in which the Participant participates in the Plan. For Plan Years beginning on or after January 1, 1989, Compensation in any Plan Year shall be limited to $200,000 multiplied by the Adjustment Factor. For purposes of the limit on Compensation, the Compensation of an Employee who is a Five Percent Owner or who is one of the ten Highly Compensated Employees with the greatest Compensation for a Plan Year shall include all Compensation for such Plan Year paid to such Employee's spouse and lineal descendants who have not attained age 19 before the end of such Plan Year. If, as a result the $200,000, (as adjusted) limit is exceeded, then the $200,000 (as adjusted) limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of such $200,000 limitation.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         For purposes of the limit on Compensation, the Compensation of an Employee who is a Five Percent Owner or who is one of the ten Highly Compensated Employees with the greatest Compensation for a Plan Year shall include all Compensation for such Plan Year paid to such Employee's spouse and lineal descendants who have not attained age 19 before the end of such Plan Year. If, as a result the $150,000 (as adjusted) limitation is exceeded, then (except for purposes of determining Compensation in excess of the Integration Level) the $150,000 (as adjusted) limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of such $150,000 limitation. For purposes of Sections 1.47 and 3.3A1, Compensation shall include pay or salary paid prior to a Participant's Entry Date in the first Plan Year in which the Participant participates in the Plan.

         If the exclusion of compensation paid prior to a Participant's Entry Date in the first Plan Year in which the Participant participates in the Plan causes the Plan to fail to meet the requirements of Code Sections 401(a)(4), 401(a)(26) or 410(b), then for the purposes of allocating all contributions under the Plan, Compensation shall not exclude such compensation paid prior to a Participant's Entry Date in the first Plan Year in which the Participant participates in the Plan to the extent necessary to comply with the requirements of Code Sections 401(a)(4), 401(a)(26) and 410(b).

         For purposes of this Section, the rules of Code Section 414(q) will apply.

1.15 "Contract": An annuity contract issued for the benefit of a Participant, unless otherwise stated. Any such contract shall be non-transferable, shall be issued by a legal reserve life insurance company which is authorized to do business within the State of North Carolina and may contain such provisions for death and other benefits as the Committee may determine to be in accordance with the terms of the Plan.

1.16 "Coverage Percentage": For any Plan Year, a percentage equal to (i) the percentage equal to the number of Includible Employees who are Non-Highly Compensated Employees and who "benefit" under the Plan for all or a portion of such Plan Year divided by the number of Includible Employees who are Non-Highly Compensated Employees, divided by (ii) the percentage equal to the number of Includible Employees who are Highly Compensated Employees and who "benefit" under the Plan for all or a portion of such Plan Year divided by the number of Includible Employees who are Highly Compensated Employees.

1.17 "Determination Date": With respect to any Plan Year (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of such first Plan Year.

1.18 "Discretionary Employer Contributions": Those contributions made to the Fund by the Employer pursuant to Section 3.3 hereof.

1.19 "Discretionary Employer Contribution Account": That account of each Participant containing Discretionary Employer Contributions allocated to such Participant under Section 3.3 and all adjustments thereto pursuant to Sections 4.4 and 4.5.

1.20 "Domestic Relations Order": Any judgment, decree or order (including approval of a property settlement agreement) which (i) relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependent of a Participant and is made pursuant to a state domestic relations law (including a community property law); (ii) clearly specifies the name and last known mailing address of the Participant and each Alternate Payee covered by the order; the amount or percentage of the Participant's benefits to be paid by the Plan to each Alternate Payee; the number of payments or period to which such order applies; and each plan to which such order applies; and (iii) does not require this Plan to provide any type or form of benefit, or any option not otherwise provided under this Plan; does not require this Plan to provide increased benefits (determined on the basis of actuarial value); and (iv) does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

1.21 "Early Retirement Date": The date which is the later of the date on which the Participant: (i) completes ten (10) Years of Service with the Employer, or (ii) attains age sixty (60). For purposes of this Plan, a Terminated Participant who has completed ten (10) Years of Service with the Employer and has attained age sixty (60) shall be entitled to the same rights under the Plan as a Participant who has attained his Early Retirement Date.

1.22     "Effective Date": September 25, 1972.

1.23     "Effective Date of Restatement": September 26, 1993.

1.24 "Elective Deferrals": Contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation. Elective Deferrals shall include contributions made pursuant to a salary reduction agreement. For purposes of Section 3.2, Elective Deferrals shall not include any amounts which are "Excess Contributions" as defined in Section 5.1K.

1.25 "Eligibility Date": The first day of each Plan Year and the 182nd day of each Plan Year.

1.26 "Employee": Any person who is either: (i) employed by the Employer in a capacity other than solely as a Director or other independent contractor, or (ii) a leased employee within the meaning of Code Sections 414(n) or 414(o). Notwithstanding the foregoing, if such leased employees constitute less than twenty (20%) percent of the Employer's nonhighly compensated work force within the meaning of
         Section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5)(B) of the Code.

1.27 "Employer": INGLES MARKETS, INCORPORATED and MILKCO, INC., or any successors by merger, consolidation, purchase or otherwise, and any other corporation, association or business organization that assumes the obligations of this Plan.

         For purposes of determining and crediting an Employee with Hours of Service, Paid Service, Years of Service and One-Year Breaks in Service, and for purposes of determining whether the Plan is a Top-Heavy Plan, the Employer shall also include all trades or businesses, whether or not incorporated, which are under common control, within the meaning of Code Sections 414(b), (c) or (m) and the Regulations adopted thereunder, with any Employer hereunder.

1.28 "Employer Contribution Account": The Qualified Deferral Account, the Matching Employer Contribution Account and the Discretionary Employer Contribution Account attributable to each Participant.

1.29 "Employment Commencement Date": The first date on which an Employee is credited with an Hour of Service in accordance with Section 2.2 or 2.3 of the Plan.

1.30 "Entry Date": The date, beginning with the Effective Date, on which any Employee becomes eligible to participate in the Plan as set forth in Section 2.1.

1.31 "Failsafe Contributions": Those contributions made to the Fund by the Employer pursuant to Section 3.1B.

1.32 "Failsafe Matching Contributions": Those contributions made to the Fund by the Employer pursuant to Section 3.2B.

1.33 "Family Member": An individual described in Section 414(q)(6)(B) of the Code.

1.34 "Five Percent Owner": If the Employer is a corporation, any person who owns (or is considered as owning within the meaning of Code Section
         318) more than five (5%) percent of the outstanding stock of the corporation or stock possessing more than five (5%) percent of the total combined voting power of all stock of the corporation, or if the Employer is not a corporation, any person who owns more than five (5%) percent of the capital or profits interest in the Employer.

1.35 "Forfeitures": The nonvested portion of the Employer Contribution Accounts of a Terminated Participant as of the last day of a Plan Year in which occurs the earlier of (i) the later of the day on which he has received or is deemed to have received a distribution of his entire vested interest in the Plan or the day on which he shall have incurred a One-Year Break in Service, or (ii) the day on which he shall have incurred five consecutive One-Year Breaks in Service.

1.36 "Fund": The trust funds established pursuant to the INGLES MARKETS, INCORPORATED INVESTMENT/PROFIT SHARING TRUST "A" (the "A" Fund) and the INGLES MARKETS, INCORPORATED INVESTMENT/PROFIT SHARING TRUST "B" (the "B" Fund), to receive and invest contributions made under this Plan and from which benefits are paid.

1.37 "Highly Compensated Employee": Highly compensated active employees and highly compensated former employees.

         A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the employer in excess of $50,000 (multiplied by the Adjustment Factor) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A). The term Highly Compensated Employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are Five Percent Owners at any time during the look-back year or determination year.

         If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

         A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

         If an Employee is, during a determination year or look-back year, a Family Member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the Five Percent Owner or top-ten highly compensated employee shall be aggregated. In such case, the Family Member and Five Percent Owner or top-ten highly compensated employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and Five Percent Owner or top-ten highly compensated employee. For purposes of this Section, Family Member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with Code Section 414(q) and the Regulations thereunder.

1.38 "Hour of Service": The period of Paid Service credited to an Employee under Sections 2.2 and 2.3.

1.39     "Inactive Participant": A Participant who is not an Active
         Participant.

1.40 "Includible Employees": All Employees of the Employer who performed any services for the Employer during the Plan Year other than:

                          (i) Employees who are not eligible to participate in the Plan under Section 2.1.

                          (ii)    Terminated Participants.

                          (iii) Employees who are non-resident aliens and who do not receive earned income within the meaning of Code Section 911(d)(2) from the Employer that constitutes income from sources within the United States within the meaning of Code
                                  Section 861(a)(3).

                          (iv) Employees that are engaged in a separate line of business under Code Section 414(r) for purposes of Code Section 410(b).

1.41 "Key Participant": An Employee who at any time during the Plan Year or any of the four preceding Plan Years is or was:

                          (i) an officer of the Employer having an annual compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year; or

                          (ii) one of the ten employees having annual compensation from the Employer of more than the limitation in effect under Code Section 415(c)(1)(A) and owning both (a) more than a one-half of one (0.5%) percent interest and
                                  (b) the largest interests in the Employer; or

                          (iii)   a Five Percent Owner; or

                          (iv) a One Percent Owner who receives compensation of more than $150,000 from the Employer during such Plan Year.

         For purposes of (i) above, no more than the lesser of: (a) fifty (50) Employees, or (b) the greater of three (3) or ten (10%) percent of all Employees shall be treated as officers. The Employees treated as officers under (i) above shall be comprised of the individual officers, selected from the group of all individuals who were officers in the current Plan Year or any one of the four preceding Plan Years, who had the largest annual compensation in that five year period.

         For purposes of (ii) above, if two (2) or more employees own the same interest in the Employer, the employee having greater annual compensation from the Employer shall be treated as having a larger interest.

         For purposes of (iv) above, the term "One Percent Owner" means any person who would be described in Section 1.34 if "one (1%) percent" were substituted for "five (5%) percent" each place it appears in such Section.

         For purposes of this Section, in determining ownership of the Employer, the constructive ownership rules of Code Section 318 as modified by Code Section 416(i)(1)(B)(iii) shall apply.

         For purposes of this Section, the term "Employee" shall include Employees, former Employees, and the beneficiaries of Employees and former Employees and the term "annual compensation" shall mean compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code Sections 125, 402(a)(8) [401(e)(3) after December 31, 1992],
         402(h) or 403(b).

1.42     "Limitation Year": The Plan Year.

1.43 "Matching Employer Contributions": Those contributions made to the Fund by the Employer pursuant to Section 3.2A.

1.44 "Matching Employer Contribution Account": That account of each Participant containing the Matching Employer Contributions and Failsafe Matching Contributions allocated to such Participant and all adjustments thereto pursuant to Sections 4.4 through 4.7.

1.45 "Minimum Contribution": In Plan Years in which the Plan is a Top-Heavy Plan, an amount equal to a percentage of the total Compensation of any Inactive Participant who is employed on the last day of the Plan Year or any Active Participant, which percentage is equal to the lesser of:

                          (i)     three (3%) percent, or

                          (ii) the highest amount obtained by dividing (A) the Employer contributions allocated to any Key Participant for such Plan Year under this Plan or any other plan maintained by the Employer, by (B) the Compensation of such Key Participant for such Plan Year.

         In any Plan Year during which the Plan is a Top-Heavy Plan and in which the Defined Contribution Fraction (as defined in Section 4.8) plus the Defined Benefit Fraction (as defined in Section 4.8) for any Participant exceeds 1.0 using 1.0 in place of 1.25 in the denominator of each such fraction, "four (4%) percent" shall be substituted for "three (3%) percent" in (i) above.

1.46 "Non-Highly Compensated Employee": An Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

1.47     "Non-Kev Participant": A Participant who is not a Key Participant.

1.48 "Normal Retirement Date": Attainment by the Participant of age sixty-five (65).

1.49 "One-Year Break in Service": With regard to eligibility for participation requirements, a One-Year Break in Service means: (i) the expiration of the twelve (12) consecutive month period, beginning with an Employee's Employment Commencement Date, during which such Employee is credited with not more than 500 Hours of Service, or (ii) the expiration of any Plan Year which includes an anniversary of an Employee's Employment Commencement Date, during which such Employee is credited with not more than 500 Hours of Service.

         With regard to the nonforfeitable interest of a Participant and for all other purposes of the Plan, a One-Year Break in Service means a Plan Year during which an Employee is credited with not more than 500 Hours of Service.

1.50 "Paid Service": A period of time for which an Employee is paid or is entitled to payment by the Employer. Also, a period of time for which an Employee is not originally paid or entitled to payment but for which back pay for such Employee, irrespective of mitigation of damages, is awarded or agreed to by the Employer.

1.51 "Participant": Any Employee who is eligible to be and becomes a Participant as provided in ARTICLE II hereof, not including a Retired Participant or a Terminated Participant.

1.52 "Participant's Contribution Account": That portion of the Fund attributable to repayments of distributions pursuant to Section 4.7A hereof.

1.53 "Plan": This entire instrument, and all amendments thereto, which shall be known as the "INGLES MARKETS, INCORPORATED INVESTMENT/PROFIT SHARING PLAN."

1.54     "Plan Administrator": INGLES MARKETS, INCORPORATED.

1.55 "Plan Year": The fifty-two (52)/fifty-three (53) week period ending on the last Saturday in September of each year.

1.56 "Portfolio Investments": The kinds of investments or pooled investment accounts offered by the Trustees or any investment manager serving under the Trust in which all or a portion of the Fund may be investing.

1.57 "Qualified Deferral Account": That account of each Participant containing Elective Deferrals made by him pursuant to Section 3.1A and any Failsafe Contributions allocated to him pursuant to Section 3.1B, and all adjustments thereto pursuant to Sections 4.4 and 4.5.

1.58 "Qualified Domestic Relations Order": A Domestic Relations Order which is determined to be qualified pursuant to the terms of Section 10.5 hereof and which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable to a Participant under this Plan.

1.59 "Qualified Joint and Survivor Annuity": For a married Participant, an annuity based on the Participant's Accrued Benefit for the life of the Participant with a survivor annuity for the life of his or her spouse which is equal to fifty (50%) percent of the amount of the annuity payable during the joint lives of the Participant and his or her spouse. For an unmarried Participant, an annuity for the life of the Participant. A Qualified Joint and Survivor Annuity is an annuity that commences immediately. Any rollovers shall be included in determining the amount of a Participant's Accrued Benefit.

1.60 "Qualified Nonelective Contributions": To the extent elected by the Committee, contributions made by the Employer and allocated to Participants' accounts that the Participant may not elect to receive in cash until distributed from the Plan; that are 100% vested and nonforfeitable when made; that satisfy the requirements of Section 401(a)(4) of the Code; and that are not distributable under the terms of the Plan to Participants or their Beneficiaries earlier than the earlier of:

                 (i) separation from service, retirement, death or disability of the Participant;

                 (ii)     attainment of age 59-1/2 by the Participant;

                 (iii) termination of the Plan without establishment or maintenance of a successor plan (other than an employee stock ownership plan as defined in Code
                          Section 4975(e)(7)); or

                 (iv)     the event specified in Section 5.1M of the Plan.

1.61 "Qualified Preretirement Survivor Annuity": An annuity for the life of the surviving spouse of a Participant the actuarial equivalent of which is equal to fifty (50%) percent of the vested nonforfeitable portion of the Accrued Benefit of the Participant as of the earlier of: (i) the date of his death, or (ii) the date of his separation from service from the Employer.

1.62     "Qualifying Employer Securities": An employer security as defined in
         Section 407(d)(1) of the Act which is (a) stock issued by the Employer or (b) a bond, debenture, note, certificate or other evidence of indebtedness (hereinafter referred to as "obligation") if both:

         (a)     such obligation is acquired:

                 (1) on the market, either (i) at the price of the obligation prevailing on a national securities exchange which is registered with the Securities and

                          Exchange Commission, or (ii) if the obligation is not traded on such a national securities exchange, at a price not less favorable to the Plan than the offering price for the obligation as established by current bid and asked prices quoted by persons independent of the Employer; or

                 (2) from an underwriter, at a price (i) not in excess of the public offering price for the obligation as set forth in a prospectus or offering circular filed with the Securities and Exchange Commission, and (ii) at which a substantial portion of the same issue is acquired by persons independent of the Employer; or


                 (3) directly from the Employer at a price not less favorable to the Plan than the price paid currently for a substantial portion of the same issue by persons independent of the Employer; and


         (b)     immediately following acquisition of such obligation:

                 (1) not more than twenty-five (25%) percent of the aggregate amount of obligations issued in such issue and outstanding at the time of acquisition is held by the Plan; and

                 (2) at least fifty (50%) percent of the aggregate amount referred to in subparagraph (1) is held by persons independent of the Employer, and

                 (3) not more than twenty-five (25%) percent of the assets of the Plan is invested in obligations of the Employer or an affiliate of the Employer.

1.63 "Regulations": The Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, as amended.

1.64     "Required Beginning Date":

         A.      General Rule. Except as provided in Paragraph B below and in
                 Section 5.2F5, the Required Beginning Date for any Participant is April 1 of the calendar year following the calendar year in which such Participant attains age 70-1/2.

         B.      Transitional Rules.

                 1. For a Participant who attains age 70-1/2 before January 1, 1988, and who is not a Five Percent Owner (as defined in subparagraph 4 below), the Required Beginning Date is April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant retires.

                 2. For a Participant who attains age 70-1/2 before January 1, 1988 and who, during any Plan Year beginning after December 31, 1979, is a Five Percent Owner (as defined in subparagraph 4 below), the Required Beginning Date is April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the earlier of (a) the calendar year with or within which ends the Plan Year in which the Participant becomes a Five Percent Owner, or (b) the calendar year in which the Participant retires. Notwithstanding anything herein to the contrary, a Participant's Required Beginning Date shall in no event be earlier than December 31, 1987.

                 3. For a Participant who (i) is not a Five Percent Owner, (ii) attains age 70-1/2 during 1988, and (iii) has not retired as of January 1, 1989, the Required Beginning Date is April 1, 1990.

                 4. A Participant is treated as a Five Percent Owner for purposes of this Section 1.64, if such Participant is a Five Percent Owner as defined in Section 1.34 at any time during the Plan Year ending with or within the calendar year in which such Participant attains age 66-1/2, or any subsequent Plan Year. Once a Participant is described in this subparagraph 4, distributions must continue to such Participant even if such Participant ceases to own more than five percent of the Employer in a subsequent year.

1.65 "Retired Participant": A person who shall have been a Participant but who upon retirement shall have become entitled to benefits as hereinafter provided.

1.66 "Retirement Date": A Participant's Early Retirement Date or Normal Retirement Date.

1.67     "Salary Reductions": Elective Deferrals.

1.68 "Segregated Accounts": Those accounts of the Participants which may be set aside and held by the Trustees as a result of a distribution in a form other than lump sum.

1.69 "Suspense Account": That account containing the contributions made to the Plan for the current fiscal year, plus the net income or appreciation and minus the net loss or depreciation of the Plan prior to allocation to Participants.

1.70 "Terminated Participant": As provided in Section 2.7, a person who shall have been a Participant but (i) who shall have incurred a One-Year Break in Service other than by retirement, and (ii) whose employment with the Employer is terminated.

1.71 "Top-Heavy Plan": This Plan shall be a Top-Heavy Plan only in Plan Years during which it is either a Top-Heavy Plan or part of a Top-Heavy Group of Plans determined under ARTICLE VII.

1.72 "Trust Agreement or Trust": The Trust Agreements for the Fund and all amendments thereto, which constitutes a part of this Plan, known as the "INGLES MARKETS, INCORPORATED INVESTMENT/PROFIT SHARING TRUST "A" and "INGLES MARKETS, INCORPORATED INVESTMENT/PROFIT SHARING TRUST "B"."

1.73 "Trustees": The Trustee or Trustees appointed by the Employer to administer Fund "A" and Fund "B" in accordance with the terms of the Trust Agreement.

1.74 "Valuation Date": The date and frequency for valuation of the Fund by the Trustees, as specified by the Committee from time to time, said Valuation to take place not less frequently than annually.

1.75 "Very Top-Heavy Plan": This Plan shall be a Very Top-Heavy Plan only in Plan Years (i) during which it is a Very Top-Heavy Plan determined under Section 7.4, or (ii) during which it is a Top-Heavy Plan and in which the sum of the Defined Contribution Fraction (as defined in Section 4.8) plus the Defined Benefit Fraction (as defined in Section 4.8) for each Key Participant does not exceed 1.0 using 1.0 in place of 1.25 in the denominator of each such fraction.

1.76 "Year of Service": With regard to eligibility requirements to participate, a Year of Service means: (i) the expiration of the twelve
         (12) consecutive month period, beginning with an Employee's Employment Commencement Date, during which such Employee is credited with at least one thousand (1,000) Hours of Service, or (ii) the expiration of a Plan Year which includes an anniversary of an Employee's Employment Commencement Date, during which such Employee is credited with at least 1,000 Hours of Service. For purposes of Section 2.1, Years of Service before any period of consecutive One-Year Breaks in Service shall not be taken into account in computing the Employee's Years of Service, if the number of consecutive One-Year Breaks in Service within such period equals or exceeds the greater of: (i) five (5), or
         (ii) the aggregate number of such Years of Service prior to such break. If any Years of Service are not required to be taken into account by reason of a period of One-Year Breaks in Service to which this subparagraph applies, such Years of Service shall not be taken into account in applying this subparagraph to a subsequent period of One-Year Breaks in Service.

         With regard to the nonforfeitable interest of a Participant and for all other purposes of the Plan, a Year of Service means a Plan Year, inclusive of Plan Years prior to the Effective Date, during which the Participant is credited with at least one thousand (1,000) Hours of Service.

                                 ARTICLE II

                                PARTICIPATION

         2.1 "Employees Eligible to Participate". Every Employee who was a Participant in the Plan prior to the execution date of the Restatement of the Plan and whose participation in the Plan has not terminated prior thereto shall continue as a Participant. Every other present or future Employee shall become a Participant on the first Eligibility Date on which he is an Employee and that coincides with or follows the date on which the Employee has completed one (1) Year of Service with the Employer. If an Employee's employment is terminated prior to the first Eligibility Date that coincides with or follows the date on which the Employee has completed one (1) Year of Service with the Employer and such Employee is rehired after that date, but prior to incurring a One-Year Break in Service, then such Employee shall become a Participant on the date of his rehire.

         2.2 Credited Hours of Service for Performance of Duties. There shall be credited one (1) Hour of Service for each hour or portion of an hour of Paid Service for the performance of duties for the Employer; provided, however, no more than one (1) Hour of Service shall be credited for any one (1) hour or portion of an hour of performance of duties for the Employer.

Hours of Service shall be credited to an Employee, in accordance with this
Section 2.2, to the twelve (12) month period used to determine a Year of Service or a One-Year Break in Service, as the case may be, in which such duties are performed. Notwithstanding anything to the contrary in the preceding sentence, the Committee may adopt a method of crediting Hours of Service, which is and must be consistently applied with respect to all Employees within the same job classification, as reasonably defined, so that all Hours of Service for the performance of duties in any period of thirty-one (31) days or less which begins in one such twelve (12) month period, used to determine a Year of Service or a One-Year Break in Service, and ends in the next such twelve (12) month period shall be credited either to the first or the second such twelve
(12) month period rather than being credited in part to each of the two twelve
(12) month periods in which such duties were actually performed.

All Employees under similar circumstances shall be treated alike in the determination of crediting Hours of Service. The provisions of this Section 2.2 shall be construed so as to resolve any ambiguities in favor of crediting an Employee with Hours of Service.

         2.3 Credited Hours of Service for Which No Duties Are Performed. There shall be credited one (1) Hour of Service for each hour or portion of an hour of Paid Service (up to the number of hours regularly scheduled for the performance of duties, or if there is no regular work schedule for an Employee, up to eight (8) hours per day and forty (40) hours per week) for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided however:

                 (i) an Employee shall not be credited with more than 501 Hours of Service on account of any single continuous period during which the Employee performs no duties irrespective of the length of such continuous period;

                 (ii) an Employee shall not be credited for any hour for which payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                 (iii) an Employee shall not be credited for any hour for which payment is made solely to reimburse the Employee for medical or medically related expenses incurred by the Employee or for any hour during any absence for which the Employee receives disability payments from an insurance company.

For purposes of this Section 2.3, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

In calculating the number of Hours of Service to be credited an Employee, if the payment made or due, or the back pay award or agreement is calculated on the basis of units of time, such as hours, days, weeks or months, the number of Hours of Service to be credited shall be: (i) the number of regularly scheduled working hours included in the units of time on the basis of which the payment or back pay award or agreement is calculated; or (ii) if there is no regular work schedule for an Employee, the number of hours based upon an eight (8) hour work day and a forty (40) hour work week included in the units of time on the basis of which the payment or back pay award or agreement is calculated.

In calculating the number of Hours of Service to be credited an Employee, whose compensation is based on an hourly rate, if the payment made or due, or the back pay award or agreement is not then calculated on the basis of units of time, the number of Hours of Service to be credited shall be equal to the amount of the payment or back pay award or agreement, divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed.

In calculating the number of Hours of Service to be credited an Employee whose compensation is determined on the basis of a fixed rate for specified periods of time (other than hours), such as days, weeks or months, if the payment made or due, or the back pay award or agreement is not calculated on the basis of units of time, then the number of Hours of Service to be credited shall be equal to:

                 (i) the amount of the payment or back pay award or agreement for the period of time during which no duties were performed; multiplied by

                 (ii) the number of hours regularly scheduled for the performance of duties during such period of time; or if there is no regular work schedule for such Employee, the number of hours in which duties would be performed in such period, based upon an eight (8) hour work day and a forty (40) hour work week; divided by

                 (iii) the most recent rate of compensation for such period of time.

In calculating the number of Hours of Service to be credited an Employee whose compensation is not determined on the basis of a fixed rate for a specified period of time, if the payment made or due, or the back pay award or agreement is not calculated on the basis of units of time, then the number of Hours of Service to be credited shall be equal to the amount of the payment or back pay award or agreement divided by the Employee's hourly rate of compensation, which shall be equal to the lowest hourly rate of compensation paid to Employees in the same job classification, as reasonably defined, as that of the Employee or, if no Employees in the same job classification, as reasonably defined, have an hourly rate, the minimum wage as established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

Hours of Service shall be credited to an Employee in accordance with this
Section 2.3 on account of a payment that is calculated on the basis of units of time, such as hours, days, weeks or months, to the twelve (12) month period used to determine a Year of Service or a One-Year Break in Service, as the case may be, in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

Hours of Service shall be credited to an Employee in accordance with this
Section 2.3 by reason of a payment that is not calculated on the basis of units of time to the twelve (12) month period used to determine a Year of Service or a One-Year Break in Service, as the case may be, in which the period during which no duties are performed occurs, or if the period during which no duties are performed extends beyond one such twelve (12) month period, such Hours of Service shall be allocated between not more than the first two such twelve (12) month periods on any reasonable basis which is consistently applied with respect to all Employees within the same job classifications, as reasonably defined.

Hours of Service shall be credited to an Employee in accordance with this
Section 2.3 on account of an award or agreement for back pay to the twelve (12) month period or periods used to determine a Year of Service or a One-Year Break in Service, as the case may be, to which such award or agreement pertains rather than to the twelve (12) month period or periods in which the award, agreement or payment is made.

Notwithstanding anything to the contrary in the preceding three (3) paragraphs of this Section 2.3, the Administrative Committee may adopt a method of crediting Hours of Service which is and must be consistently applied with respect to all Employees within the same job classification, as reasonably defined, so that all Hours of Service for which no duties were performed in any period of thirty-one (31) days or less which begins in one such twelve (12) month period and ends in the next such twelve (12) month period shall be credited either to the first or the second such twelve (12) month period.

All Employees under similar circumstances shall be treated alike in the determination of crediting Hours of Service. The provisions of this Section 2.3 shall be construed so as to resolve any ambiguities in favor of crediting an Employee with Hours of Service.

Solely for purposes of determining whether an Employee has incurred a One-Year Break in Service, in the case of any Employee absent from work due to: (i) pregnancy of such Employee, (ii) birth of a child of the Employee, (iii) adoption of a child by the Employee, or (iv) child care immediately after the birth or adoption of a child, the Plan shall treat the following as Hours of
Service: (a) the Hours of Service which otherwise normally would have been credited to such Employee during such absence, or (b) in any case in which the Plan is unable to determine such number of hours, eight (8) Hours of Service per day during such absence; provided, however, that the total number of Hours of Service to be credited for this purpose due to any such pregnancy, birth or adoption shall not exceed 501 Hours of Service. The hours described in the two immediately preceding sentences shall be credited as Hours of Service (1) only in the year the absence from work begins if an Employee would be prevented from incurring a One-Year Break in Service in such year by reason of crediting of such Hours of Service, or (2) in any other case, to the immediately following year. For purposes of this paragraph, the term "year" shall mean the computation period defined in the definition of "One-Year Break in Service."

         2.4 Notice to Employees. The Employer shall furnish to the Committee the names of all Employees who become eligible as Participants. The Committee shall notify every eligible Employee of the Employer, in writing, of the existence of this Plan and of the basic provisions hereof in the form of a Summary Plan Description.

         2.5 Commencement of Participation. An Employee shall be deemed to commence participation in the Plan on his Entry Date.

         2.6 Termination of Employment. If a Participant's employment is terminated, he shall remain a Participant until he shall have incurred a One-Year Break in Service.

         2.7 Termination of Participation. A Participant's participation in the Plan shall terminate as of the last day of the Plan Year in which occurs the later of (i) the date he shall have incurred a One-Year Break in Service, or (ii) the date his employment with the Employer is terminated; provided that the Participant is not performing services as an Employee of Employer on the last day of such Plan Year.

         2.8 Reparticipation. If a Participant's employment with the Employer is terminated resulting in such Participant incurring one or more One-Year Breaks in Service, then such Terminated Participant shall be entitled to reparticipate in the Plan as of the date of his rehire. Notwithstanding anything to the contrary in the Plan, if such Participant is not credited with more than 500 Hours of Service in the Plan Year in which he was rehired, he shall not incur a One-Year Break in Service for such Plan Year for purposes of termination of participation in the Plan; instead, for such Plan Year he shall be an Inactive Participant and shall be treated as if he had been credited with 501 Hours of Service.

         2.9 Inactive Status. The Employer Contribution Account of any Inactive Participant shall be placed on Inactive Status. In such case: (i) service by such Participant during such Plan Year in which he shall not be credited with at least 1,000 Hours of Service shall not be considered as a Year of Service for the purposes of determining, in accordance with Section 5.1A2, the Participant's vested interest in his Employer Contribution Account, and
(ii) his accounts shall continue to receive income or loss and appreciation or depreciation allocations in accordance with Sections 4.4 and 4.5. In the event such Participant shall become an Active Participant in a subsequent Plan Year, his Employer Contribution Account shall revert to active status with full rights and privileges under this Plan restored.

         2.10    Provisions Relating to Leased Employees.

                 A. Safe-Harbor. Notwithstanding any other provisions of the Plan, for purposes of determining the number or identity of Highly Compensated Employees or for purposes of the requirements of Section 414(n)(3) of the Code, the Employees of the Employer shall include leased employees as defined in Paragraph C below.

                 B. Participation and Accrual. A leased employee within the meaning of Section 414(n)(2) of the Code shall become a Participant in, and accrue benefits under, this Plan based on service as a leased employee only as provided in provisions of the Plan other than this Section.

                 C. Leased Employees. Leased employees shall mean any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) an Unintegrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(a)(8)[402(e)(3) after December 31, 1992], 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20% of the recipient's nonhighly compensated workforce.

                                 ARTICLE III

                         CONTRIBUTIONS TO THE TRUST

         3.1     Qualified Elective Deferral Contributions.

                 A. Salary Reductions. Effective February 2, 1994, the Employer shall contribute to the Qualified Deferral Account of each Participant any amount (from 1% to 10%, in 1% increments) by which such Participant elects to reduce his Compensation from the Employer for the Plan Year. Such election shall be made in writing pursuant to such rules of uniform application as the Committee may adopt. The Employer will specify a reasonable period at least once each calendar year during which a Participant may elect to terminate such election or modify the amount or frequency of his Elective Deferrals.

                          1. Maximum Amount of Elective Deferrals. No Employee shall be permitted to have Elective Deferrals made under this Plan during any calendar year in excess of $7,000 multiplied by the Adjustment Factor applicable in such year.

                          2. Average Actual Deferral Percentage. In each Plan Year, the Plan must meet the test in either (a) or (b) below (the "average deferral percentage test").

                                  (a)      The Average Actual Deferral
                 Percentage for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

                                  (b)      The Average Actual Deferral
                 Percentage for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Eligible Employees who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees by more than two (2) percentage points.

                                  The Employer shall maintain records
                 sufficient to demonstrate satisfaction of the average deferral percentage test and the amount and type of all contributions used in such test.

                          3. Definitions. For purposes of this Section 3.1 and Section 5.1K of the Plan, the following definitions shall be used:

                                  (a)      "Actual Deferral Percentage" shall
                 mean the ratio (expressed as a percentage to the nearest one-hundredth of one percent), of Salary Reductions and Qualified Nonelective Contributions allocated to the accounts of an Eligible Employee for the Plan Year to such Eligible Employee's Compensation for such Plan Year.

                                  (b) "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage to the nearest one-hundredth of one percent) of the Actual Deferral Percentages of the Eligible Employees in a group.

                                  (c)      "Eligible Employee" shall mean any
                 Employee of the Employer who is directly or indirectly eligible under the terms of the Plan to make Elective Deferrals or to have Qualified Nonelective Contributions allocated to his account for the Plan Year. An Employee shall not fail to be treated as an Eligible Employee merely because of the suspension provided in paragraph 6 below.

                          4. Time of Contribution. Elective Deferrals shall be paid to the Trust no later than the end of the twelve (12) month period immediately following the Plan Year to which the Elective Deferrals relate.

                          5. Relation to Compensation. For purposes of this Section 3.1, Elective Deferrals shall be taken into account only if such Elective Deferral either (i) would have been received by the Participant in the Plan Year but for the Participant's election to make a Salary Reduction, or (ii) is attributable to services performed by the Participant in the Plan Year and, but for the Participant's election to make a Salary Reduction, would have been received by the Participant within two and one-half (2-1/2) months after the end of such Plan Year.

                          6. Suspension. A Participant's Salary Reductions shall be suspended for a period not less than twelve (12) months following receipt by the Participant of any withdrawal on account of hardship as provided in Section 5.10 hereof and the amount of any such Participant's Salary Reductions in his taxable year immediately following the taxable year of receipt of such withdrawal shall not exceed the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's Salary Reductions for the taxable year of the hardship withdrawal.

                          7.      Special Rules.

                                  (a)      If any Eligible Employee who is a
                 Highly Compensated Employee for the Plan Year is eligible to have Elective Deferrals allocated to his account under two or more plans or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer which end with or within the same calendar year; then, for purposes of this Paragraph 3.1A, the Actual Deferral Percentage for such Employee shall be determined as if all such Elective Deferrals and Qualified Nonelective Contributions allocated to such Employee under such plans were made under a single arrangement. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year.

                                  (b) In the event this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans with the same plan year, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Paragraph 3.1A shall be applied by determining the Actual Deferral Percentage of Eligible Employees as if all such plans were a single plan.

                                  (c)      If any Highly Compensated Employee
                 of the Employer or any Affiliated Employer is eligible under both a plan or arrangement described in Section 401(k) of the Code and a plan subject to the requirements of Section 401(m) of the Code, then the sum of (1) the Average Actual Deferral Percentage, after the application of Sections 5.1J and 5.1K, for the Highly Compensated Employees, plus (2) the Average Contribution Percentage as determined in Section 3.2A2 after the application of Section 5.1L for the Highly Compensated Employees shall not exceed the sum of (i) plus (ii) below or such other limitation as the Internal Revenue Service may impose with regard to the multiple use of the alternative limitation.

                                        (i)     125 percent of the greater of
                          (x) the Average Actual Deferral Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year, or (y) the Average Contribution Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year.

                                        (ii)    Two (2) plus the lesser of (x)
                          or (y) above. In no event, however, shall this amount exceed 200 percent of the lesser of (x) or (y) above.

                                  (d) For purposes of this Section 3.1, if an Eligible Employee is a Highly Compensated Employee and is either a Five Percent Owner or one of the ten most highly compensated employees of the Employer, then such Highly Compensated Employee and his Family Members shall be treated as a single Highly Compensated Employee and the Actual Deferral Percentage of such Highly Compensated Employee family group shall be the Actual Deferral Percentage determined by combining the Elective Deferrals, Qualified

                 Nonelective Contributions and Compensation of all Family Members who are Eligible Employees.

                                  The Elective Deferrals and Qualified
                 Nonelective Contributions of such Family Members shall be disregarded in determining the Average Deferral Percentage for all Eligible Employees who are Non-Highly Compensated Employees.

                                  (e)      The determination and treatment of
                 the Elective Deferrals, Qualified Nonelective Contributions and Average Deferral Percentage of any Eligible Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 B. Failsafe Contributions. If the Plan would otherwise fail to comply with the average deferral percentage test in Section 3.1A2 for a Plan Year, the Employer may make a Failsafe Contribution for such Plan Year. The Employer shall make such Failsafe Contribution in the amount which would cause the Plan to comply with the average deferral percentage test for such Plan Year. The Failsafe Contribution for any Plan Year shall be allocated, in equal amounts without regard to Compensation, within the Plan Year to the Non-Highly Compensated Employees who are Active Participants for such Plan Year. The Failsafe Contribution for any Plan Year will be allocated to the Qualified Deferral Account for each such Participant. All Failsafe Contributions shall be Qualified Nonelective Contributions.

                 C. Special 1994 Contribution. For each Eligible Employee on February 2, 1993 who is a Non-Highly Compensated Employee, the Employer shall make a one-time Qualified Nonelective Contribution to the Plan equal to $5.00. Such contribution shall be allocated to the Qualified Deferral Account for each such Eligible Employee.

         3.2     Matching Employer Contributions.

                 A. Effective February 2, 1994, subject to the rights of the Employer under ARTICLES VI and VIII, the Employer shall decide the amount of Matching Employer Contributions to be made to the Fund for a Plan Year and shall make such contributions as follows:

                          1.      Allocation. The Matching Employer
         Contributions for a Plan Year shall be allocated within the Plan Year with respect to each quarter of the Plan Year to the Matching Employer Contribution Account of each Active Participant in the proportion that the Elective Deferrals of each Active Participant pursuant to Section 3.1A for that quarter of the Plan Year bear to the total Elective Deferrals of all Active Participants pursuant to Section 3.1A for that quarter of the Plan Year.

                          2. Contribution Percentage. In each Plan Year, the Plan must meet the test in either (a) or (b) below (the "average contribution percentage test").

                                  (a)      The Average Contribution Percentage
                 for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

                                  (b)      The Average Contribution Percentage
                 for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Employees who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees by more than two (2) percentage points.

                                  The Employer shall maintain records
                 sufficient to demonstrate satisfaction of the average contribution percentage test and the amount and type of all contributions used in such test.

                          3. Definitions. For purposes of this Section 3.2A and Sections 3.1A and 5.1L of the Plan, the following definitions shall apply:

                                  (a)      "Average Contribution Percentage"
                 shall mean the average (expressed as a percentage to the nearest one-hundredth of one percent) of the Contribution Percentages of the Eligible Employees in a group.

                                  (b) "Contribution Percentage" shall mean the ratio (expressed as a percentage to the nearest one-hundredth of one percent), of the sum of the Matching Employer Contributions and Failsafe Matching Contributions under the Plan allocated to the accounts of an Eligible Employee for the Plan Year to such Eligible Employee's Compensation for the Plan Year.

                                  (c)      "Eligible Employee" shall mean any
                 Employee of the Employer who is directly or indirectly eligible under the terms of the Plan to have Matching Employer Contributions allocated to his account for the Plan Year. An Employee shall not fail to be treated as an Eligible Employee merely because of the suspension period in Section 3.1A6.

                          4. Matching Employer Contributions Taken Into Account for a Plan Year. A Matching Employer Contribution is taken into account under this Paragraph for a Plan Year only if such contribution is allocated to the Employee's account as of any date within such Plan Year, is actually paid to the Trust no later than the end of the twelve-month period beginning on the day after the close of such Plan Year and is made on behalf of an Employee on account of such Employee's Elective Deferrals for the Plan Year.

                          5.      Special Rules.

                                  (a)      For purposes of this Section 3.2A,
                 the Contribution Percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Matching Employer Contributions allocated to his account under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(m) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions were made under a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year.

                                  (b) In the event this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans with the same plan year, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Paragraph A shall be applied by determining the Contribution Percentages of Eligible Employees as if all such plans were a single plan.

                                  (c)      For purposes of this Paragraph, if
                 an Eligible Employee is a Highly Compensated Employee and either a Five Percent Owner or one of the ten most highly compensated employees of the Employer, then such Highly Compensated Employee together with his Family Members shall be the Contribution Percentage determined by combining the Eligible Employee's Matching Employer Contributions and Compensation with the Matching Employer Contributions and Compensation of all his Family Members who are Eligible Employees.

                                  The Matching Employer Contributions and
                 Compensation of such Family Members shall be disregarded in determining the Contribution Percentage for all Eligible Employees who are Non-Highly Compensated Employees.

                                  (d)      For purposes of this Section 3.2A,
                 all or part of the Qualified Nonelective Contributions and Elective Deferrals made with respect to Eligible Employees may be treated as Matching Employer Contributions provided that each of the following (to the extent applicable) is satisfied:

                                        (i)     The nonelective contributions,
                          including those Qualified Nonelective Contributions treated as Matching Employer Contributions for purposes of Section 3.2A, satisfy the requirements of Code Section 401(a)(4).

                                        (ii)    The nonelective contributions,
                          excluding those Qualified Nonelective Contributions treated as Matching Employer Contributions for purposes of Section 3.2A and those Qualified Nonelective Contributions treated as Elective Deferrals for purposes of Section 3.1A, satisfy the requirements of Code Section 401(a)(4).

                                        (iii)   The Elective Deferrals,
                          including those treated as Matching Employer
                          Contributions for purposes of this Section 3.2A, satisfy the requirements of Section 3.1A.

                                        (iv)    The Elective Deferrals,
                          excluding those Elective Deferrals treated as Matching Employer Contributions for purposes of this
                          Section 3.2A, satisfy the requirements of Section
                          3.1A.

                                        (v)     Except as provided in (i) and
                          (iii) above, the Qualified Nonelective Contributions and the Elective Deferrals treated as Matching Employer Contributions for purposes of this Section 3.2A are not taken into account in determining whether any other contributions or benefits satisfy Code Section 401(a)(4) or Section 3.1A hereof.

                                        (vi)    Qualified Nonelective
                          Contributions may not be treated as Matching Employer Contributions if the effect is to increase the difference between the Actual Contribution Percentage for the group of Highly Compensated Employees and the Actual Contribution Percentage for the group of all other Eligible Employees.

                                  (e) The determination and treatment of the
                 Contribution Percentage of any Eligible Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 B. Failsafe Matching Contributions. If the Plan would otherwise fail to comply with the average contribution percentage test in
Section 3.2A2 for a Plan Year, the Employer may make a Failsafe Matching Contribution for such Plan Year. The Employer shall make such Failsafe Matching Contributions in the amount which would cause the Plan to comply with the average contribution percentage test for such Plan Year. The Failsafe Matching Contribution for any Plan Year shall be allocated, in equal amounts, within the Plan Year to the Non-Highly Compensated Employees who are Active Participants for such Plan Year. The

Failsafe Matching Contribution for any Plan Year will be allocated to the Matching Employer Contribution Account for each such Participant.

                 C.       Coverage Percentage.

                          1.      If the Plan's Coverage Percentage as
         determined under this Section 3.2 for any Plan Year is less than seventy (70%) percent, then for purposes of this Section 3.2, the Participants who are Non-Highly Compensated Employees in each of the following groups of Participants, in the order of priority listed below, shall be considered to be Active Participants for such Plan Year to the extent such group's inclusion as Active Participants is required to result in a Coverage Percentage of at least seventy (70%) percent. For example, if, after the application of this paragraph to the group of Participants who are Non-Highly Compensated Employees listed in (i) below, the Plan's Coverage Percentage for a Plan Year is at least seventy (70%) percent, this paragraph shall not be applied to the group of Participants listed in (ii) below for such Plan Year.

                                  (i)      Inactive Participants who are
                 employed on the last day of the Plan Year and who are credited with less than 1,000 Hours of Service with the Employer during the Plan Year.

                                  (ii)     Inactive Participants who are not
                 employed on the last day of the Plan Year and who are credited with at least 1,000 Hours of Service with the Employer during the Plan Year.

                                 (iii)     Any other Inactive Participants.

                          2. For purposes of determining the Plan's Coverage Percentage for purposes of this Section 3.2, an Employee shall be considered to "benefit" under the Plan for any Plan Year in which such Employee is directly or indirectly eligible to make Elective Deferrals for such Plan Year or receives an allocation of any Failsafe Matching Contribution made under Section 3.2B for such Plan Year.

                          3. For purposes of determining the Plan's Coverage Percentage, all Family Members of a Highly Compensated Employee who is either a Five Percent Owner or one of Employer's ten most highly compensated employees shall be considered to be a single Highly Compensated Employee. In such case, if such Highly Compensated Employee or any such Family Member is directly or indirectly eligible to make Elective Deferrals or receives an allocation under Section 3.2B, then the deemed single Highly Compensated Employee shall be considered to benefit under the Plan for purposes of this Section 3.2. Only if no member of the deemed single Highly Compensated Employee is directly or indirectly eligible to make Elective Deferrals or receives an allocation under Section 3.2B will the deemed single Highly Compensated Employee be treated as not benefiting under the Plan for purposes of this Section 3.2.

                          4. For the Plan Year beginning in 1989, all Participants who would have been Active Participants if (i) they were employed on the last day of the Plan Year, or (ii) they had been credited with at least 1,000 Hours of Service shall be considered to benefit under the Plan for such Plan Year for purposes of determining the Plan's Coverage Percentage for purposes of this Section 3.2.

                          5. Notwithstanding anything to the contrary in this Section 3.2, the Plan shall not be required to have a Coverage Percentage under this Section 3.2 of at least seventy percent (70%) if for such purposes the Plan meets the average benefit percentage test described in Code Section 410(b)(2) and the Regulations thereunder.

         3.3     Discretionary Employer Contributions.

                 A. Subject to the rights of the Employer under ARTICLES VI and VIII, the Employer shall decide the amount of Discretionary Employer Contributions to be made to the Fund for its respective Employees for each Plan Year and such Discretionary Employer Contributions shall be allocated as follows:

                          1. Discretionary Employer Contributions for such Plan Year shall be allocated to the Discretionary Employer Contribution Account of each Active Participant in proportion to the ratio which his Compensation for the Plan Year bears to the total Compensation for that Plan Year paid to all such Active Participants.

                          2. Each Plan Year, the Employer shall contribute to the Plan the amount by which (i) the nonvested portion of the Employer Contribution Accounts (determined as of his last termination of participation in the Plan) of any Terminated Participant who reparticipates in the Plan prior to incurring five consecutive One-Year Breaks in Service, exceeds (ii) the Forfeitures allocable pursuant to Section 4.6A for such Plan Year. Such contributions shall be allocated to restore the nonvested portion of the Employer Contribution Accounts of such Terminated Participant.

                          3. All Discretionary Employer Contributions allocated to a Participant under this Section 3.3 shall be allocated to such Participant's Discretionary Employer Contribution Account. Until so allocated, Discretionary Employer Contributions shall be held in the Suspense Account.

                          4. Except as otherwise provided in subparagraph 6 below, only those Active Participants who are employed by the Employer on the last day of the Plan Year shall be considered to be Active Participants for such Plan Year for purposes of this Section 3.3.

                          5.      If the Plan's Coverage Percentage as
         determined under this Section 3.3 for any Plan Year is less than seventy (70%) percent, then for purposes of this Section

         3.3, the Participants in each of the following groups of Participants, in the order of priority listed below, shall be considered to be Active Participants for such Plan Year to the extent such group's inclusion as Active Participants is required to result in a Coverage Percentage of at least seventy (70%) percent. For example, if, after the application of this paragraph to the group of Participants listed in (i) below, the Plan's Coverage Percentage for a Plan Year is at least seventy (70%) percent, this paragraph shall not be applied to the groups of Participants listed in (ii) and (iii) below for such Plan Year.

                                  (i)      Inactive Participants who are
                 employed on the last day of the Plan Year and who are credited with less than 1,000 Hours of Service with the Employer during the Plan Year.

                                  (ii)     Inactive Participants who are not
                 employed on the last day of the Plan Year and who are credited with at least 1,000 Hours of Service with the Employer during the Plan Year.

                                  (iii)    Any other Inactive Participants.

                                  For purposes of determining the Plan's
                 Coverage Percentage for purposes of this Section 3.3, an Employee shall be considered to "benefit" under the Plan for any Plan Year in which such Employee receives an allocation under this Section 3.3 for such Plan Year.

                                  For purposes of determining the Plan's
                 Coverage Percentage, all Family Members of a Highly Compensated Employee who is either a Five Percent Owner or one of Employer's ten most highly compensated employees shall be considered to be a single Highly Compensated Employee. In such case, if such Highly Compensated Employee or any such Family Member receives an allocation under Section 3.3, then the deemed single Highly Compensated Employee shall be considered to receive an allocation under Section 3.3. Only if no member of the deemed single Highly Compensated Employee receives an allocation under Section 3.3 will the deemed single Highly Compensated Employee be treated as not receiving an allocation under Section 3.3.

                                  For the Plan Year beginning in 1989, all
                 Participants who would have been Active Participants if (i) they were employed on the last day of the Plan Year or, (ii) if they had been credited with at least 1,000 Hours of Service shall be considered to be entitled to receive an allocation of Employer contributions for such Plan Year under Section 3.3 for purposes of determining the Plan's Coverage Percentage.

                                  Notwithstanding anything herein to the
                 contrary in this Section 3.3, the Plan shall not be required to have a Coverage Percentage under this Section

                 3.3 of at least seventy percent (70%) if for such purposes the Plan meets the average benefit percentage test described in Code Section 410(b)(2) and the Regulations thereunder.

         3.4 No Voluntary Employee Contributions. Contributions from Participants, other than Elective Deferrals, are neither required nor permitted.

         3.5     General Rules Regarding Contributions:

                 A. Limitations. Employer contributions pursuant to Sections 3.1, 3.2 and 3.3 shall be subject to the following limitations and restrictions:

                          1. In no event shall the contribution for any year under this Plan, together with any contributions paid pursuant to a pension plan for the benefit of the Employees of the Employer, exceed the maximum amount deductible by the Employer under Code
         Section 404(a)(7).

                          2. The Employer shall, notwithstanding any other provisions of the Plan, make all contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year or years ending with or within such Plan Year. Notwithstanding the foregoing, the Plan shall be considered to be a profit sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

                          3. The payment of all contributions by the Employer to the Plan shall be conditioned upon the initial qualification of the Plan and the deductibility of such contributions under the applicable provisions of the Code.

                          4. If the Plan is a Top-Heavy Plan for the Plan Year, there shall be allocated to the Discretionary Employer Contribution Account of each Inactive Participant who is employed on the last day of the Plan Year and each Active Participant Discretionary Employer Contributions equal to but not in excess of (i) the Minimum Contribution for such Inactive or Active Participant, reduced by (ii) any Employer contribution, other than Elective Deferrals, allocated to such Inactive or Active Participant under this Plan or any other plan or plans of Employer for such Plan Year.

                 B. Time of Contributions. The contributions to be made under the Plan may be paid to the Trustees on any date or dates which the Employer may select, provided that the total contributions for each Plan Year must be made on or before the final date on which contributions can be made and still be deductible by the Employer for purposes of the Federal Income Tax.

                 C. Method of Payment. Payments on account of the contributions due from the Employer for any year may be made in cash or in kind or in investments authorized under the

Trust Agreement, including Qualifying Employer Securities, provided that such payments shall not constitute prohibited transactions under Code Section 4975.

                 D. Allocations. Contributions made by the Employer shall be allocated to the Participants as provided in Section 4.2.

                 E. Amount of Participating Employer Contributions. Each Employer shall determine the amount, if any, of the contributions to be made by it to the Fund under the terms of this Plan.

                 F. Multiple Participating Employers. Each participating Employer shall make the contributions for its own Employees to the extent provided herein. Any failure of any Employer to live up to any of its obligations under the Plan shall have no effect on the remaining Employer or Employers. The rights of each Participant in the Plan to the benefits shall be based upon the service accrued with and compensation paid him by the particular Employer by which he is employed; provided, however, that transfer of employment from one Employer to another, both being parties to the Plan, shall not be considered as an interruption of service under the Plan, and in such event the Committee shall make appropriate and equitable adjustments in the accounts in order that thereafter such transferring Employee will be considered, insofar as concerns his rights to benefits under the Plan, as a Participant Employee of the Employer to which he is transferred. The Plan shall comply with Code Sections 401(a), 410, 411, 415 and 416 for all Employers required to be aggregated pursuant to Code Sections 414(b), (c), (m) or (o).

         3.6 Rollovers from Individual Retirement Accounts or Plan. Pursuant to such rules of uniform application as the Committee may adopt, and without regard to any dollar limitation under Section 4.8 or elsewhere in the Plan, a Participant may transfer to the Trustees any amounts theretofore received by such Participant from a Code Section 401(a) qualified plan, if within sixty (60) days after receipt by such Participant, such amounts were either (i) transferred to this Plan, or (ii) placed in a Code Section 408(a) qualified Individual Retirement Account ("IRA") that contains no assets other than those attributable to employer contributions under a Code Section 401(a) qualified plan(s) in which such Participant was previously covered. Notwithstanding anything to the contrary in ARTICLE V, a Participant's "rollover" funds from another Plan or from an IRA to this Plan shall at all times be 100% vested and nonforfeitable. For record keeping purposes under this Plan, rollover funds shall be accounted for and distributed as a part of the respective Participant's Employer Contribution Account; but until such time as the respective Participant's Employer Contribution Account is 100% vested, such rollover funds shall be accounted for as a subaccount of the Participant's Employer Contribution Account. Any interest transferred to this Plan shall not include employee contributions other than accumulated deductible employee contributions within the meaning of Code Section 72(o)(5).

         3.7 Portability. If (i) a Participant was covered under another pension or profit sharing plan qualified under Code Section 401(a), (ii) such Participant had a nonforfeitable interest in a portion of the assets of such other plan, and (iii) the trustees of such other plan are authorized to distribute to this Plan such Participant's nonforfeitable interest in such other plan, then the Trustees of this Plan shall be authorized to accept, without regard to any dollar limitation under Section 4.8 or elsewhere in this Plan, the Participant's nonforfeitable interest under such other plan from the trustees of such other plan upon the following terms and conditions:

                 A. Such interest transferred to this Plan shall be reflected, for record keeping purposes, in a separate account in this Plan; and

                 B. Such interest transferred to this Plan shall be nonforfeitable and 100% vested and shall not reduce in any way any obligations of the Employer under this Plan.

                 If a Participant shall be entitled to receive benefits under this Plan pursuant to any provision of ARTICLE V, and the Participant subsequently becomes a participant in another pension or profit sharing plan qualified under Code Section 401(a), then the Committee, upon request from such Participant, shall direct the Trustees to transfer the Participant's nonforfeitable interest under this Plan directly to the trustees of the other plan in which he has become a participant upon the terms and conditions set forth in A and B above, if the trustees of such other plan are authorized to receive such interest.

                                 ARTICLE IV

                                 ALLOCATION

         4.1 Separate Accounts. The Committee shall establish and maintain for each Participant until his termination of participation a "Qualified Deferral Account," a "Matching Employer Contribution Account" and a "Discretionary Employer Contribution Account", and, when applicable, a "Participant's Contribution Account" (sometimes collectively called "accounts" and individually called "account"). Each such account shall be credited or debited to the extent required by the following Sections of this ARTICLE IV. Notwithstanding the foregoing, all contributions paid to the Trustees, and the income therefrom, without distinction between principal and income, shall be held and administered, except as otherwise provided in Section 4.9, as a single Fund and the Trustees shall not be required to invest separately any share of any Participant in the Fund.

         4.2 Employer Contributions. The contributions paid or accrued by the Employer for any Plan Year, irrespective of when actually paid to the Trustees, shall be allocated within the Plan Year among the Employer Contribution Accounts of the Participants for such Plan Year in the amounts determined in accordance with Sections 3.1, 3.2 and 3.3 of the Plan. Until so allocated, Employer contributions shall be held in the Suspense Account.

         4.3 Certification of Allocations. Following each Valuation Date, the Committee shall certify to the Trustees the names of the Participants and the amount so allocable to the accounts of each of them, and the Trustees shall maintain records of the amount allocated to each Participant and all transactions with respect to the accounts of each Participant.

         4.4 Income and Loss. As of any Valuation Date, the Committee shall direct the Trustees to adjust each of the Participant's accounts for the amount of net income or net losses earned or incurred by the investments of such Participant's accounts since the last Valuation Date. Until allocated, the net income or net loss shall be held in the Suspense Account.

         4.5 Appreciation and Depreciation. The accounts of each Participant shall be adjusted as of each Valuation Date for any net appreciation or net depreciation in the value of the investments of such Participant's accounts since the last Valuation Date. Assets of the Fund shall always be valued at their fair market value.

         4.6 Forfeitures. As of the end of each Plan Year, Forfeitures arising pursuant to Section 5.1A3 during such Plan Year shall be allocated as follows:

                 A. First, to restore the nonvested portion of the Employer Contribution Accounts (determined as of the date of his last termination of participation in the Plan) of any Terminated Participant who (i) reparticipates in the Plan prior to incurring five consecutive

One-Year Breaks in Service, and (ii) repays to the Fund, pursuant to Section 4.7A, the amount of any distribution previously received upon termination.

                 B. The balance of such Forfeitures shall be applied at the Employer's election, to reduce the Matching Employer Contribution, the Discretionary Employer Contribution, or both.

         4.7     Employer Contribution Account After Reparticipation.

                 A. If: (i) any Terminated Participant is rehired by the Employer before incurring five (5) consecutive One-Year Breaks in Service, (ii) the Terminated Participant received a distribution under Section 5.1A1, (iii) the nonvested portion of such Terminated Participant's Employer Contribution Account was forfeited pursuant to Section 5.1A3, and (iv) the Participant repays to the Fund the amount previously distributed to him under Section 5.1A1 within the time period provided below, then the Participant's Contribution Account of such Participant shall be credited with the amount repaid and such Participant's Employer Contribution Account shall be credited with the amount previously forfeited. Such repayment must be made before the earlier of (a) five (5) years after the date the Terminated Participant is rehired, or (b) the date the Terminated Participant incurs five (5) consecutive One-Year Breaks in Service, but in no event later than the date the Plan is terminated pursuant to
Section 8.1.

                 B. If a Terminated Participant was deemed to have received a distribution pursuant to Section 5.lAl and is rehired by the Employer before incurring five (5) consecutive One Year Breaks in Service, then such Participant's Employer Contribution Account shall be credited as of the date of rehire with the amount previously forfeited.

                 C. Notwithstanding the foregoing, the nonvested portion of a Terminated Participant's Employer Contribution Account which was forfeited pursuant to Section 5.1A3 shall be restored by Forfeitures or Employer contributions as provided in Section 4.6A or 3.1A4 without requirement of repayment as described above if the Terminated Participant is rehired prior to incurring five (5) consecutive One-Year Breaks in Service and if such Terminated Participant had been a Participant in the Plan prior to February 2, 1994.

                 D. Should any Terminated Participant reparticipate in the Plan at any time after he has incurred five (5) consecutive One-Year Breaks in Service prior to full vesting, his new Employer Contribution Accounts shall not be credited with any portion of any amount previously forfeited pursuant to 5.1A3.

         4.8     Maximum Annual Additions.

                 A.       Limitations Applicable to this Plan.

                          1. General Rule. The maximum Annual Additions that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:

                                  (a)      the Defined Contribution Dollar
                                           Limitation, or

                                  (b)      25% of the Participant's
                                           "compensation" (as defined below for
                                           the purposes of this Section 4.8)
                                           for the Limitation Year.

                          2. Special Rules. The compensation limitation referred to in Section 4.8Al(b) shall not apply to:

                                  (a)      any contribution for medical
                                           benefits (within the meaning of
                                           Section 419A(f)(2) of the Code)
                                           after separation from service which
                                           is otherwise treated as an Annual
                                           Addition, or

                                  (b)      any amount otherwise treated as an
                                           Annual Addition under Section
                                           415(1)(1) of the Code.

                          3. Definitions. For purposes of this Section 4.8, the "Defined Contribution Dollar Limitation" shall mean $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year and "compensation" shall mean compensation as defined in Section 415(c)(3) of the Code.

                          4. Excess Allocations. If, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual Compensation or under other limited facts and circumstances which the Commissioner of the Internal Revenue Service finds justify the availability of the rules set forth in this Paragraph, the Annual Additions under the terms of the Plan for a particular Participant would cause the limitations of Code Section 415 applicable to that Participant for the Plan Year to be exceeded, then the excess amounts in the Participant's account must be held unallocated in the Code Section 415 suspense account for the Plan Year and allocated and reallocated in the next Plan Year (and succeeding Plan Years, as necessary) to all of the Participants in the Plan in accordance with Section 4.2 of the Plan as if such excess amounts constituted a portion of the Employer contribution for such subsequent Plan Year; provided, however, that such excess amounts shall be subject to the limitations of this Section 4.8 and shall be allocated before the allocation of any Discretionary Employer Contributions and Matching Employer Contributions that would constitute Annual Additions for such subsequent Plan Year. For purposes of this subparagraph, excess amounts may not be distributed to Participants or Retired or Terminated Participants.

                 B. Limitations Where Participant Participates in Another Defined Contribution Plan. The total Annual Additions for any Participant under this Plan shall be further reduced or limited to the extent necessary to prevent disqualification of the Plan under any provisions of the Code that impose limitations on contributions when a Participant is a member of more than one qualified defined contribution plan of an Employer. If any reductions are required to be made in the contributions allocated to any Participant in defined contribution plans maintained by the Employer, such reductions shall first be made under this Plan prior to adjustments under any pension plan maintained by the Employer.

                 C. Limitation Where Participant Participates in a Defined Benefit Plan.

                          1. For any Participant in this Plan who is also covered by any defined benefit plan maintained or sponsored by the Employer (the "DBP"), the sum of the Defined Benefit Fraction and the Defined Contribution Fraction, as defined below, shall not exceed 1.0.

                          (a)     Defined Benefit Fraction

                                  Numerator:    Projected actual benefit of
                                  the Participant under the DBP (whether or not terminated) assuming no increase in compensation.

                                  __________   over __________

                                  Denominator:  The lesser of (i) 1.25
                                  multiplied by the maximum permissible dollar amount of annual benefit under a DBP for the Plan Year; or (ii) 1.4 multiplied by the Participant's average compensation averaged over his highest three (3) consecutive years including any adjustments made under Code
                                  Section 415(b).

                                                    PLUS

                          (b)     Defined Contribution Fraction

                                  Numerator:    Sum of Annual Additions to such
                                  Participant's accounts under this Plan and any other defined contribution plan (whether or not terminated) maintained by the Employer (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(1)(2).

                                         _________ over _________

                                  Denominator: The sum of the lesser of the following amounts for each Plan Year during which the Participant performed any service for the Employer: (i) 1.25 multiplied by the maximum permissible dollar amount of annual additions to a defined contribution plan for such Plan Year; or (ii) 1.4 multiplied by 25% of the Participant's compensation for such Plan Year.

                          For purposes of determining a Participant's Defined
Benefit Fraction, if a Participant has less than ten (10) Years of Service with Employer, the denominator of the Defined Benefit Fraction shall be multiplied by a fraction. The numerator of such fraction shall be the Participant's Years of Service or part thereof with the Employer; provided, however, that the numerator shall not be less than one (l). The denominator of such fraction shall be ten (10).

                          Notwithstanding the above, if the Participant was a
Participant as of the first date of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of the Defined Benefit Fraction will not be less than 125: of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                          If the Employee was a Participant as of the end of
the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the employer which were in existence on May 6, 1986, the numerator of the Defined Contribution Fraction will be adjusted if the sum of the Defined Contribution Fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the Fractions over 1.0 times (2) the denominator of the Defined Contribution Fraction, will be permanently subtracted from the numerator of the Defined Contribution Fraction. The adjustment is calculated using the Defined Benefit and Defined Contribution Fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code

Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                          The Annual Addition for any Limitation Year beginning
before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

                          For purposes of determining a Participant's Defined
Contribution Fraction for any Plan Year in or after which there has been a termination of or discontinuance of contributions to all DCP's covering such Participant, the Defined Contribution Fraction shall be projected to such Participant's Normal Retirement Date on the assumption that there will be no further Annual Additions allocated to such Participant.

                 2. At the election of the Committee, for the Plan Year ending in 1983 and each subsequent Plan Year, the Denominator of the Defined Contribution Fraction shall be determined by substituting the following amount for the portion of such Denominator attributable to all Plan Years ending before January 1, 1983:

                          (a) The sum of the maximum permissible amount of annual additions to the Participant's account for all Plan Years ending on or before January 1, 1983;

                                                  MULTIPLIED BY

                          (b) A fraction, (i) the numerator of which is the lesser of (A) $51,875, or (B) 35% of the Participant's compensation for the Plan Year ending in 1981; and (ii) the denominator of which is the lesser of (A) $41,500; or (B) 25% of the Participant's compensation for the Plan Year ending in 1981.

                 3. The multiplier of 1.25 in the denominator of the Defined Benefit Fraction and in the denominator of the Defined Contribution Fraction shall be decreased to 1.0 and the numerator of the fraction in Paragraph 4.8C2(b) shall be reduced to $41,500 for any Plan Year during which the Plan is a Very Top-Heavy Plan. Notwithstanding the foregoing sentence, if this Plan was not a Very Top-Heavy Plan in a prior Plan Year and thereafter becomes a Very Top-Heavy Plan, a Participant's Accrued Benefit under this Plan or any other Employer plan as of the end of such prior Plan Year shall not be decreased on account of the reduction in maximum benefits otherwise provided in this Paragraph.

                 4. If reductions must be made to the rate of benefit accrual for such Participant under the DBP or to the allocations for such Participant under this Plan to prevent disqualification of this Plan under Code
Section 415(e), such reductions shall first be made under this Plan prior to any adjustments being made under the DBP.

                 5. Special Rules for Plans Subject to Overall Limitations Under Code Section 415(e). For purposes of this Section 4.8:

                                  (a)      The Annual Addition for any
                 Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as an Annual Addition.

                                  (b) If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January l, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Fraction and Defined Contribution Fraction computed under Section 415(e)(1) of the Code does not exceed
                 l.0 for such Limitation Year.

                                  (c)      Pursuant to regulations prescribed
                 by the Secretary of the Treasury, the Numerator of a Participant's Defined Contribution Fraction shall be reduced so that the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for such Participant for the Plan Years beginning in 1982 and 1983 shall not exceed 1.0.

         4.9 Discretionary Investments of Contributions. Each Participant, while in the employ of the Employer, shall have the right, exercisable pursuant to such uniform administrative procedures as the Committee may adopt, to direct the Trustee of the "A" Fund to invest his respective accounts in Portfolio Investments selected by him or in such other investments selected by him provided that such investments are (i) permitted under the Trust Agreement,
(ii) are not debt-financed transactions described in Section 514 of the Code,
(iii) are not commodity future accounts or similar investments, and (iv) are administratively feasible. Each Participant, while in the employ of the Employer, shall have the right, exercisable pursuant to such uniform administrative procedures as the Committee may adopt, to direct the Trustee of the "B" Fund to invest up to 10% per year of his respective accounts in Portfolio Investments selected by him or in such other investments selected by him provided that such investments are (i) permitted under the Trust Agreement,
(ii) are not debt-financed transactions described in Section 514 of the Code,
(iii) are not commodity future accounts or similar investments, and (iv) are administratively feasible. To the extent the Trustees do not receive individual investment directions, they shall invest all accounts in Portfolio Investments selected in the sole and absolute discretion of the Trustees. Any extraordinary administrative expenses such as storage fees, handling costs and appraisal costs incurred in connection with or as a result of any Participant's exercise of individual investment discretion pursuant to this Section shall be charged against the respective accounts of such Participants. Any ordinary administrative expenses such as commissions and brokerage fees incurred in connection with or as a result of any Participant's exercise of individual investment discretion pursuant to this Section shall also be charged against the respective accounts of such Participant. As of each Valuation Date, all accounts invested as directed by the Participant in accordance with this Section shall be adjusted for the net income or net loss and net appreciation or net depreciation attributable to the respective directed investments.

         4.10 Qualifying Employer Securities. The Trustees are authorized to acquire and hold shares of Class B Common Stock of Ingles Markets, Incorporated and to acquire and hold other Qualifying Employer Securities as contemplated under the provisions of the Plan, without regard to the diversification requirement of the Act.

                                  ARTICLE V
                          DISTRIBUTION OF BENEFITS

         5.1 Employer Contribution Account. The amounts credited or debited to Employer Contribution Accounts shall include only amounts theretofore allocated by the Committee from the Suspense Account. The net credit to an account shall be reduced by amounts distributed in accordance with the provisions of this ARTICLE V.

                 A.       Distribution on Termination Prior to Retirement.

                          1. Distribution. If a Participant's employment with the Employer is terminated, except at normal retirement age, death or disability as provided in Section 5.1E, the nonforfeitable portion of such Participant's Employer Contribution Account shall be distributed in accordance with Section 5.2. Except as provided in
         Section 5.1H4, the Participant shall designate the time of the distribution. Distribution shall be commenced not earlier than the quarter of the Plan Year following the date the Participant's employment is terminated. In no event shall distribution begin later than April 1 following the calendar year in which the Participant attains age 70-1/2. If the nonforfeitable portion of such Participant's Employer Contribution Account is equal to zero, the Participant shall be deemed to have received a distribution of such nonforfeitable portion of his Employer Contribution Account on the date such Participant terminates employment.

                          2.      Nonforfeitable Vested Interest.

                                  (a)      Qualified Deferral Accounts and
                 Participant's Contribution Account. Every Participant shall always have a 100% nonforfeitable vested interest in his Qualified Deferral Account and his Participant Contribution Account.

                                  (b)      Matching Employer Contribution
                 Account and Discretionary Employer Contribution Account. Every Participant who first became a Participant in the Plan prior to October 1, 1989 shall have a nonforfeitable vested interest in his Discretionary Employer Contribution Account equal to the percentage thereof as shown in detail below for the number of Years of Service with the Employer as follows:

                            Years of Service                       Vested-Nonforfeitable           Nonvested-Forfeitable
                                                                        Percentage                      Percentage
                              Less than 1                                  0%                               100%

                                   1                                       10%                              90%

                                   2                                       20%                              80%

                                   3                                       30%                              70%

                                   4                                       40%                              60%

                                   5                                       60%                              40%

                                   6                                       80%                              20%

                               7 or more                                  100%                               0%

         Every Participant who first becomes a Participant in the Plan on or after October 1, 1989 shall have a nonforfeitable vested interest in his Matching Employer Contribution Account and Discretionary Employer Contribution Account equal to the percentage thereof as shown in detail below for the number of Years of Service with the Employer as follows:



                           Years of Service               Vested-Nonforfeitable                  Nonvested-Forfeitable
                                                               Percentage                             Percentage
                             Less than 3                           0%                                    100%

                                  3                                20%                                   80%

                                  4                                40%                                   60%

                                  5                                60%                                   40%

                                  6                                80%                                   20%

                              7 or more                           100%                                    0%

         Notwithstanding anything to the contrary in the above vesting schedule, the nonforfeitable vested interest of the Matching Employer Contribution Account and Discretionary Employer Contribution Account of any Participant as of the date of the adoption of the Restatement of the Plan shall not be less than the nonforfeitable vested percentage computed in accordance with the Plan in effect immediately prior to the Effective Date of Restatement of the Plan. In addition, notwithstanding anything to the contrary in the above vesting schedule, any Participant with three (3) or more Years of Service with the Employer as of sixty (60) days after the date he is notified of the adoption of the Restatement of the Plan shall be permitted to elect in writing within sixty (60) days of the date he is notified of the adoption of the Restatement of the Plan to have his nonforfeitable vested interest computed in accordance with the Plan in effect immediately prior to the Effective Date of Restatement of Plan.

         A Participant shall automatically have a 100% vested and nonforfeitable interest in his Matching Employer Contribution Account and Discretionary Employer Contribution Account if he attains his Normal Retirement Date while in the employ of the Employer.

         Notwithstanding anything in this Section 5.1A2 to the contrary, if a Participant or Terminated Participant receives a distribution from his Matching Employer Contribution Account and Discretionary Employer Contribution Account, then separate accounts shall be established for the Participant as of the date of such distribution and the vested interest of such Participant or Terminated Participant in such separate Matching Employer Contribution Account and Discretionary Employer Contribution Account at all times prior to the Participant incurring five (5) consecutive One-Year Breaks in Service or the date he is 100% vested (whichever is earlier), shall be determined pursuant to the following formula:

                       X = P (AB + [R x D]) - (R x D),

         where X is the vested interest at the relevant time (the time at which the vested percentage in the Matching Employer Contribution Account and the Discretionary Employer Contribution Account cannot increase); P is the vested percentage at the relevant time; AB is the Matching Employer Contribution Account balance plus the Discretionary Employer Contribution Account balance at the relevant time; D is the amount of the distribution; and R is the ratio of the Matching Employer Contribution Account balance plus the Discretionary Employer Contribution Account balance at the relevant time over such account balance after the distribution.

                          3. Forfeitures. If any Terminated Participant shall incur a One-Year Break in Service prior to the time when the Matching Employer Contribution Account and the Discretionary Employer Contribution Account established for his benefit is 100% nonforfeitable, the portions of his Matching Employer Contribution Account and Discretionary Employer Contribution Account which are forfeitable shall be treated as a Forfeiture pursuant to Section 4.6 as of the last day of the Plan Year in which occurs the earlier of (i) the later of the date which he shall have received a distribution or is deemed to have received a distribution of his entire interest in the Plan pursuant to Section 5.1A1 or the date on which he shall have incurred a One-Year Break in Service or (ii) the date on which he shall have incurred five (5) consecutive One Year Breaks in Service.

                          4. Prior Service of Nonvested Participants Upon Reparticipation. For purposes of Section 5.1A, in the case of a Participant who does not have any vested interest in his Matching Employer Contribution Account or his Discretionary Employer Contribution Account, Years of Service before any period of consecutive One-Year Breaks in Service shall not be taken into account in computing the number of Years of Service if the number of consecutive One-Year Breaks in Service within such period equals or exceeds the greater of: (i) five (5), or (ii) the aggregate number of such Years of Service prior to such break. If any Years of Service are not required to be taken into account by reason of a period of One-Year Breaks in Service to which this subparagraph applies, such Years of Service shall not be taken into account in applying this subparagraph to a subsequent period of One-Year Breaks in Service.

                          5. Prior Service of Vested Participants. Upon reparticipation any Participant who has any vested interest in the Plan shall be credited with all Years of Service, regardless of any One-Year Break in Service, only after he has completed one (1) Year of Service following the date of his rehire.

                          6.      Subsequent Service of Terminated
         Participants. Years of Service completed by a Participant after such Participant has incurred five (5) consecutive One-Year Breaks in Service shall not be taken into account for purposes of determining the nonforfeitable vested interest of a Participant as of the last day of the Plan Year in which the fifth (5th) consecutive One-Year Break in Service occurred.

                 B. Distribution on Retirement at Retirement Date. Any Participant shall be entitled to retire from service at any time upon attaining his Retirement Date.

                          1. If a Participant retires on or after his Retirement Date, the amount standing to his credit on such Retirement Date shall be 100% nonforfeitable. Such amount shall be distributed pursuant to the Qualified Joint and Survivor Annuity form of benefit if required under Section 5.1F, commencing no later than sixty (60) days after the close of the Plan Year in which the Participant retires, otherwise, such amount shall be distributed in accordance with Section 5.2.

                          2. Each Participant's election with respect to the manner of distribution of his benefits at Retirement Date may be made at any time within 90 days before his benefit commencement date.

                 C. Distribution on Retirement After Retirement Date. If a Participant continues in the employ of the Employer after his Retirement Date, he shall be treated in all respects as any other Participant until his actual retirement. The amount standing to the credit of such Participant at the time of his actual retirement shall be 100% nonforfeitable and shall become distributable to such retiring Participant commencing no later than his Required Beginning Date. Distribution shall be made pursuant to the Qualified Joint and Survivor Annuity form of benefit if required under Section 5.1F, otherwise, such distribution shall be made in accordance with Section 5.2.

                 D.       Distribution on Death.

                          1. If a Participant dies before his Annuity Starting Date and the Participant has a surviving spouse, a Qualified Preretirement Survivor Annuity shall be provided to the surviving spouse of such Participant if required under Section 5.1G. Upon the death of a Participant, all of the Accrued Benefit credited to such Participant, reduced by the amount necessary to fund the Qualified Preretirement Survivor Annuity, if applicable, shall be distributable in accordance with Section 5.2B to his designated Beneficiary; provided, however, that if a Participant has not designated a Beneficiary or if no Beneficiary survives the Participant, then distribution shall be made in a lump sum to the executor or administrator of the Participant's estate.

                          2. If a Retired or Terminated Participant dies after his Annuity Starting Date, his remaining Accrued Benefit shall be distributed to his designated Beneficiary, or if no Beneficiary has been designated or survives such Participant, then to the executor or administrator of the Participant's estate.

                          3. The timing of the payment of death benefits other than the Qualified Preretirement Survivor Annuity shall be in accordance with the following:

                                  (a)      Except as provided in subparagraph
                 (c) or (f) below, if a Retired or Terminated Participant dies after distribution of his interest has begun, then his remaining Accrued Benefit must be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

                                  (b)      Except as provided in subparagraph
                 (f) below, if a Participant dies prior to the commencement of distributions, the entire interest of the deceased Participant in the Plan must be distributed by December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death unless an election is made (pursuant to subparagraph (e) below) to receive distributions in accordance with subparagraph (c) or (d) below.

                                  (c) If a deceased Participant's interest in the Plan is payable to or for the benefit of a designated Beneficiary, such interest may be distributed (in accordance with the Regulations) over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary, commencing not later than December 31 of the calendar year immediately following the calendar year of the Participant's death.

                                  (d)      If the designated Beneficiary
                 referred to in subparagraph (c) above is the Participant's surviving spouse, the date by which the distributions are required to begin in accordance with subparagraph (c) above shall not be before the later of (i) December 31 of the calendar year in which the Participant would have attained age 70-1/2, or (ii) December 31 of the calendar year immediately following the calendar year of the Participant's death. If the surviving spouse dies before the distributions to such spouse begin, this paragraph D3, with the exception of this subparagraph (d), shall apply as if the surviving spouse were the deceased Participant.

                                  (e) The Participant may elect the timing of distribution to be made under this Section 5.1D. If the Participant has not made such an election under this Section 5.1D by the time of his death, then the Beneficiary shall have the right to make such election. The Beneficiary's right to make such an election shall expire in the case of a distribution in a lump sum, on December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death and in the case of a distribution other than in a lump sum, on December 31 of the calendar year immediately following the calendar year of the Participant's death. If the Participant has not made an election pursuant to this Section 5.1D3 by the time of his death or if the Participant's Beneficiary does not elect the time of distribution by the time required above, then in the case of distribution in a lump sum, distribution of the Participant's entire interest shall be made as of the December 31 referred to in subparagraph (b) above or in the case of distribution other than in a lump sum, distribution of the Participant's interest shall commence to be paid as of the December 31 referred to in subparagraph (c) above.

                                  (f) Subparagraphs (a), (b) and (c) above shall not apply (i) if the Participant has elected a longer payout period prior to January 1, 1984, which is otherwise permitted under the prior Plan of which this is a restatement and such Participant's spouse has consented to such distribution in accordance with Section 5.1F3, and (ii) to the extent the Qualified Preretirement Survivor Annuity form of benefit is required and not waived in accordance with Section 5.1G. If the Qualified Preretirement Survivor Annuity form of benefit is required and not waived in accordance with Section 5.1G, then the payment of benefits pursuant to the Qualified Preretirement Survivor Annuity shall commence, at the direction of the surviving spouse of the deceased Participant, as soon as practicable after the Participant's death.

                          4. The Committee may require such proper proof of death and such evidence of the right of any person to receive payment of the account of a deceased Participant, as the Committee may deem desirable. The Committee's determination of death and of the right of any person to receive payment shall be conclusive; subject, however, to the adjudication of any claim of any such person pursuant to Section 9.2D.

                          5. To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of the Qualified Joint and Survivor Annuity and the Qualified Preretirement Survivor Annuity provided in Sections 5.1F and 5.1G.

                          6. If a Participant's designated Beneficiary is his spouse, then in the event the Participant and such spouse are divorced after the date of such Participant's last designation of beneficiary form, the Participant's designation of such spouse as his designated Beneficiary shall be automatically revoked upon such divorce.

                 E. Distribution on Disability. If, prior to his Normal Retirement Date, a Participant shall be certified as disabled by the Social Security Administration and is incapable of performing his duties, and if his employment is terminated, the Committee shall direct the Trustees to pay to such Participant all of the Employer Contribution Account credited to him as of the last Valuation Date, provided that in no event shall such disability include a condition resulting from self-inflicted injury, or injury incurred while committing an illegal act. The method of distribution shall be in accordance with Section 5.2. Any election under Section 5.2 must be made by the Participant or his legal representative within a reasonable time after notice from the Committee that the Participant's employment is terminated due to such disability (said notice to include reference to the right of the Participant to elect the manner of distribution).

                 F.       Qualified Joint and Survivor Annuity.

                          1. The payment of benefits to any Participant who does not die prior to his Annuity Starting Date shall be made in the form of a Qualified Joint and Survivor Annuity unless, as hereinafter provided, the Participant or, if the Participant is married, the Participant and his spouse, have elected in writing to waive the Qualified Joint and Survivor Annuity form of payment during the "applicable election period." The applicable election period is the ninety (90) day period which ends on the Participant's Annuity Starting Date. Each Participant shall receive, within a reasonable period of time before his Annuity Starting Date, a written explanation of: (i) the terms and conditions of the Qualified Joint and Survivor Annuity, (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit, (iii) the requirement that the Participant's spouse consent to such a waiver, (iv) the right to make, and the effect of, a revocation of an election to waive the Qualified Joint and Survivor Annuity, and (v) a general description of the eligibility conditions and other material features of the optional forms of benefits available under the Plan and sufficient additional information to explain the relative values of such optional forms of benefits.

                          2. The election to waive the Qualified Joint and Survivor Annuity shall not take effect unless: (i) the Participant's spouse consents in writing to such election, such election and such consent acknowledge the specific non-spouse beneficiary (if any) and the form of benefits that requires the waiver, and such consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public, or (ii) the Participant shall establish to the satisfaction of a Plan representative that such consent may not be obtained because (1) there is no spouse, (2) the spouse cannot be located, or (3) such other circumstances prescribed by applicable Regulations.

                          3. Any election made pursuant to this Paragraph F may be revoked by the Participant (but not his spouse) in writing at any time during the applicable election period and after such revocation, a new election pursuant to this Paragraph F may be made in writing during such applicable election period. Each subsequent change in beneficiary or form of benefits shall require the consent of the Participant's spouse, as provided in subparagraph 2 immediately above, unless the prior consent of a Participant's spouse is a general consent which expressly permits such a change in designations by the Participant without the further consent of the spouse. No general consent is valid unless the general consent acknowledges that the spouse has the right to limit consent to a specific beneficiary and a specific optional form of benefit, where applicable, and that the spouse voluntarily elects to relinquish both of such rights. Notwithstanding the previous sentence, a spouse may execute a general consent that is limited to certain beneficiaries or forms of benefit payment (i.e., a "limited general consent"). A general consent, including a limited general consent, is not effective unless it is made during the applicable election period.

                          4. Except for payment in the form of (i) a Qualified Joint and Survivor Annuity, or (ii) a lump sum distribution in an amount not to exceed $3,500 as provided in Section 5.1F5, no distribution will be allowed under the Plan to a Participant unless the Participant and his spouse (if required) execute a waiver of the Qualified Joint and Survivor Annuity as provided in this Paragraph F.

                          5. The Qualified Joint and Survivor Annuity provisions of this Section 5.1F shall not apply to the distribution in a lump sum of a Participant's account balance if the nonforfeitable portion of such account balance does not exceed $3,500 and if the distribution occurs on or before the Participant's Annuity Starting Date.

                          6. For purposes of this Section 5.1F, to the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant and any spouse of such Participant shall not be treated as a spouse of such Participant (unless and until the former spouse dies prior to the Participant's Annuity Starting Date).

                          7. The Qualified Joint and Survivor Annuity shall not apply to the spouse of an Alternate Payee.

                 G.       Qualified Preretirement Survivor Annuity.

                          1. A Qualified Preretirement Survivor Annuity shall be provided automatically to the surviving spouse of a vested Participant who dies before his Annuity Starting Date. Such Qualified Preretirement Survivor Annuity shall be commenced within a reasonable period after the Participant's death. For purposes of this Section, a vested Participant is any Participant who has a nonforfeitable right to any portion of his Accrued Benefit. Each Participant may elect at any time during the "applicable election period" to waive the Qualified Preretirement Survivor Annuity. The applicable election period is the period which ends on the date of the Participant's death. Each Participant (other than a nonvested Participant not then employed by the Employer) shall receive, within the information period for such Participant, a written explanation with respect to a Qualified Preretirement Survivor Annuity comparable to that required for a Qualified Joint and Survivor Annuity under Section 5.lFl. The information period for such Participant is whichever of the following periods ends last:

                                  (a)      the period beginning with the first
                 day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, or

                                  (b)      a one-year period after the
                 individual becomes a Participant, or

                                  (c)      within a reasonable time after a
                 Participant marries.

         However, with respect to a Participant who separates from service before age 35, the information period is the period beginning one year before and ending one year after such separation.

                          2.      The election to waive the Qualified
         Preretirement Survivor Annuity shall not take effect unless: (i) the Participant's spouse consents in writing to such election, such election and such consent acknowledges the specific non-spouse beneficiary (if any) and the form of benefits that requires the waiver and such consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public, or (ii) the Participant shall establish to the satisfaction of a Plan representative that such consent may not be obtained because (1) there is no spouse, (2) the spouse cannot be located, or (3) such other circumstances prescribed by applicable Regulations. Unless a Participant specifies otherwise, his surviving spouse shall have the right to elect within ninety (90) days after the Participant's death to receive the amount necessary to fund the Qualified Preretirement Survivor Annuity in any form selected that is allowable under the terms of the Plan.

                          3. Any election made pursuant to this Paragraph G may be revoked by the Participant (but not his spouse) in writing at any time during the applicable election period and after such revocation, a new election pursuant to this Paragraph G may be made in writing during such applicable election period. Each subsequent change in beneficiary or form of benefits shall require the consent of the Participant's spouse, as provided in subparagraph 2 immediately above, unless the prior consent of a Participant's spouse is a general consent which expressly permits such a change in designations by the Participant without the further consent of the spouse. No general consent is valid unless the general consent acknowledges that the spouse has the right to limit consent to a specific beneficiary and a specific optional form of benefit, where applicable, and that the spouse voluntarily elects to relinquish both of such rights. Notwithstanding the previous sentence, a spouse may execute a general consent that is limited to certain beneficiaries or forms of benefit payment (i.e., a "limited general consent"). A general consent, including a limited general consent, is not effective unless it is made during the applicable election period.

                          4. Any election made pursuant to this Paragraph G (with a spouse's consent) to waive the Qualified Preretirement Survivor Annuity prior to the first day of the Plan Year in which a Participant attains age thirty-five (35) shall be effective only if the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity. Any such election shall become invalid upon the first day of the Plan Year in which the Participant's 35th birthday occurs.

                          5. For purposes of this Section 5.1G, to the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant and any spouse of such Participant shall not be treated as a spouse of such Participant (unless and until the former spouse dies prior to the Participant's Annuity Starting Date).

                          6. The Qualified Preretirement Survivor Annuity shall not apply to the spouse of an Alternate Payee.

                 H.       Participant Consent to Distributions.

                          1. Except as otherwise provided in this Section 5.1H, Participant consent is required in writing for any distribution while it is immediately distributable (i.e., prior to the later of the time a Participant has attained his Normal Retirement Date or age 62). Such written consent must be given not more than 90 days prior to the Participant's Annuity Starting Date. Once a distribution is no longer immediately distributable, a Participant's benefit may be distributed in the form of a Qualified Joint and Survivor Annuity without his consent.

                          2. No consent is valid unless the Participant has received a general description and explanation of his rights under this Paragraph H and the material features and the relative values of the optional forms of benefit available under the Plan. Such explanation shall be provided to the Participant no less than 30 and no more than 90 days prior to the Participant's Annuity Starting Date. In addition, so long as a benefit is immediately distributable, a Participant must be informed of his right, if any, to defer receipt of the distribution. Consent is not valid if a significant detriment is imposed under the Plan on any Participant who does not consent to a distribution.

                          3. Written consent of the Participant to the distribution must not be made before the Participant receives the notice of his rights under this Paragraph H and must not be made more than 90 days before his Annuity Starting Date.

                          4. Consent of the Participant is not required if the Participant's nonforfeitable account balance is not greater than $3,500, in which event, the Participant's account balance shall be distributed to him as a single sum not earlier than the quarter of the Plan Year following the date of the Participant's termination of employment. If a Participant's nonforfeitable account balance at the time of distribution exceeds $3,500, then his account balance at any subsequent time shall be deemed to exceed $3,500.

                          5. The Participant's consent is not required after the death of the Participant.

                          6. The Participant's consent is not required for payments to an Alternate Payee, except to the extent provided in the Qualified Domestic Relations Order.

                          7. The Participant's consent is not required to the extent that a distribution is required to satisfy the requirements of Code Section 401(a)(9) or 415.

                          8. The failure of a Participant to consent is deemed to be an election to defer commencement of payment of the benefit for purposes of Code Section 401(a)(14) and Regulation 1.401(a)-14.

                          9. The requirements of this Paragraph H apply before, on and after a plan termination. If the Employer or any entity within the same controlled group as the Employer maintains another defined contribution plan, other than an employee stock ownership plan (as defined in Code Section 4975(e)(7)), then the Participant's account balance may be transferred without the Participant's consent to the other plan if the Participant does not consent to an immediate distribution from the terminating plan.

                          10. No consent of the Participant or spouse is needed for distribution of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity after the benefit is no longer immediately distributable [after the Participant attains (or would have attained if not dead) the later of Normal Retirement Date or age 62]. No consent of the spouse is needed for distribution of a Qualified Joint and Survivor Annuity at any time. After the Participant's death, a benefit may be paid to a nonspouse beneficiary without the beneficiary's consent. A distribution cannot be made at any time in a form other than a Qualified Joint and Survivor Annuity unless such Qualified Joint and Survivor Annuity has been waived by the Participant and the spouse has consented to such waiver.

                 I. Distributions After Earliest Retirement Age Pursuant to Qualified Domestic Relations Order. An Alternate Payee's interest in a Participant's benefit under the Plan shall be distributed in accordance with
Section 5.2B. The Alternate Payee shall designate the time of distribution. Distribution to the Alternate Payee shall be commenced not earlier than the quarter of the Plan Year following the date of the Alternate Payee's election to commence distribution. A Domestic Relations Order shall not be treated as requiring the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, solely because such order requires that payment of benefits be made to an Alternate Payee: (i) at the time of distribution designated by the Alternate Payee, (ii) as if the Participant had retired on the date on which such payment is to begin under such order, and
(iii) in any form in which such benefits may be paid under Section 5.2B of the Plan to the Participant (other than in the form of a Qualified Joint and Survivor Annuity with respect to the Alternate Payee and his subsequent spouse).

                 J.       Distribution of Excess Deferrals.

                          1. In General. Notwithstanding any other provision of the Plan, Excess Deferral Amounts plus any income and minus any loss allocable thereto shall be distributed no later than April 15 to Participants who claim such Excess Deferral Amounts for the preceding calendar year. The Employer shall be subject to a 10% excise tax pursuant to Code Section 4979 with respect to any Excess Deferral Amounts distributed more than 2-1/2 months after the last day of the Plan Year in which such Excess Deferral Amounts arose.

                          2. Definitions. For purposes of this Paragraph, "Excess Deferral Amount" shall mean the amount of Elective Deferrals for a calendar year that the Participant allocates to this Plan pursuant to the claim procedure set forth in subparagraph 3 below.

                          3. Claims. The Participant's claim shall be in writing; shall be submitted to the Plan Administrator no later than March 1; shall specify the Participant's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, will exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.

                          4. Determination of Income or Loss. The Excess Deferral Amount shall be adjusted for income or loss for the Plan Year. The income or loss allocable to the Excess Deferral Amount for a Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Excess Deferrals for the Plan Year by a fraction, the numerator of which is the Excess Deferral Amount on behalf of the Participant for the preceding Plan Year and the denominator of which is the Participant's account balance attributable to Excess Deferrals on the last day of the preceding Plan Year.

                          5. Excess Deferral Amounts. Excess Deferral Amounts shall be considered Elective Deferrals for the purposes of the average deferral percentage test in Section 3.1A2. However, Excess Deferral Amounts made by Non-Highly Compensated Employees shall not be counted as Elective Deferrals for the purposes of the average deferral percentage test in Section 3.1A2 to the extent they are made under other plans of the same Employer.

                 K.       Distribution of Excess Contributions.

                          1. In General. Notwithstanding any other provision of the Plan, Excess Contributions plus any income and minus any loss allocable thereto shall be distributed no later than the last day of each Plan Year to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year. Any distribution of the Excess Contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Highly Compensated Employees. The Employer shall be subject to a 10% excise tax pursuant to Code Section 4979 with respect to any Excess Contributions distributed more than 2-1/2 months after the last day of the Plan Year in which such Excess Contributions arose.

                          2. Excess Contributions. For purposes of this Paragraph, "Excess Contributions" shall mean with respect to any Plan Year, the excess of:

                                  (a)      the aggregate amount of Elective
                 Deferrals and Qualified Nonelective Contributions actually paid over to the Trust on behalf of Highly Compensated Employees for such Plan Year, over

                                  (b)      the maximum amount of such
                 contributions permitted under the limitations of Section 3.1A2 (determined by reducing Elective Deferrals and Qualified Nonelective Deferrals made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages beginning with the highest of such percentages).

                          3. Determination of Income or Loss. The Excess Contributions shall be adjusted for income or loss for the Plan Year and for the period between the end of the Plan Year and the date of distribution. The income or loss allocable to Excess Contributions for a Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Salary Reductions for the Plan Year by a fraction, the numerator of which is the Excess Contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the Participant's account balance attributable to Salary Reductions on the last day of the preceding Plan Year. The income or loss allocable to Excess Contributions for the period between the end of the Plan Year and the date of distribution shall equal ten (10%) percent of the income or loss allocable to the Excess Contributions for such Plan Year multiplied by the number of calendar months between the end of such Plan Year and the date of distribution. A distribution on or before the fifteenth day of a month will be treated as having been made on the last day of the preceding month and a distribution after the fifteenth day of the month shall be treated as having been made on the first day of the next month.

                          4. Reduction for Excess Deferrals Distributed. The Excess Contributions which would otherwise be distributed to the Participant shall be reduced, in accordance with the Regulations, by the amount of Excess Deferrals distributed to the Participant.

                          5. Family Aggregation. In the event the Deferral Percentage for a Highly Compensated Employee is calculated under
         Section 3.1A7(d), distribution of Excess Contributions to such Highly Compensated Employee shall be in accordance with Regulation 1.401(k) l(f)(5)(ii).

                          6. Accounting for Excess Contributions. Amounts distributed under this Paragraph shall first be treated as distributions from the Participant's Elective Deferrals and shall be treated as distributed from the Participant's Qualified Nonelective Contributions only to the extent such Excess Contributions exceed the amount of Elective Deferrals in the Participant's Qualified Deferral Account.

                 L.       Distribution of Excess Aggregate Contributions.

                          1. In General. Excess Aggregate Contributions plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts Matching Employer Contributions were allocated for the preceding Plan Year. Any distribution of the Excess Aggregate Contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the respective portions of such amounts attributable to each of such Employees (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages). Forfeitures of Excess Aggregate Contributions may not be allocated to Participants whose contributions are reduced under this Paragraph.

                          2. Excess Aggregate Contributions. For purposes of this Section 5.1L, "Excess Aggregate Contributions" shall mean with respect to any Plan Year, the excess of:

                                  (a)      the aggregate amount of Matching
                 Employer Contributions actually made on behalf of Highly Compensated Employees for such Plan Year, over

                                  (b)      the maximum amount of such
                 contributions permitted under the limitations of Section 3.2A2 (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                          3. Determination of Income or Loss. The Excess Aggregate Contributions shall be adjusted for income or loss for the Plan Year and for the period between the end of the Plan Year and the date of distribution. The income or loss allocable to Excess Aggregate Contributions for a Plan Year shall be determined by multiplying the income or loss allocable to the Matching Employer Contributions for the Plan Year by a fraction, the numerator of which the Excess Aggregate Contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the Participant's account balance attributable to Matching Employer Contributions on the last day of the preceding Plan Year. The income or loss allocable to Excess Aggregate Contributions for the period between the end of the Plan Year and the date of distribution shall equal ten (10%) percent of the income or loss allocable to the Excess Aggregate Contributions for such Plan Year multiplied by the number of calendar months between the end of such Plan Year and the date of distribution. A distribution on or before the fifteenth day of a month will be treated as having been made on the last day of the preceding month and a distribution after the fifteenth day of the month shall be treated as having been made on the first day of the next month.

                          4.      Family Aggregation. In the event the
         Contribution Percentage for a Highly Compensated Employee is calculated under Section 3.2A7(c), distribution of Excess Aggregate Contributions to such Highly Compensated Employee shall be in accordance with Regulation 1.401(m)-l(e)(2)(iii).

                          5.      Accounting for Excess Aggregate
         Contributions. Excess Aggregate Contributions shall be distributed to a Participant from the Matching Employer Contribution Account of such Participant.

                          6. Excess Deferrals and Excess Contributions. The determination of the Excess Aggregate Contributions shall be made after first determining the Excess Deferral Amount, and then determining the Excess Contributions.

                 M. Distributions Upon Plan Termination. All Elective Deferrals, Qualified Nonelective Contributions and income or loss attributable thereto shall be distributed to Participants or their Beneficiaries as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor an Affiliated Employer maintains or establishes a successor plan, in which event all such Elective Deferrals, Qualified Nonelective Contributions and income or loss attributable thereto shall be transferred to such successor plan.

                 N. Distributions Upon Sale of Assets. All Elective Deferrals, Qualified Nonelective Contributions and income or loss attributable thereto shall be distributed to Participants as soon as administratively feasible after the disposition, to an entity that is not an Affiliated Employer, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed; provided that (i) the Employer continues to maintain this Plan after such disposition, (ii) the Participant continues employment with the corporation acquiring such assets, and (iii) the Participant receives such amounts in a lump sum distribution.

                 O. Hardship Withdrawals from Qualified Deferral Account. A Participant may withdraw from his Qualified Deferral Account an amount not to exceed the total of all of such Participant's Elective Deferrals under the Plan by submitting his written request to the Committee subject to the following provisions: (i) the withdrawal request must be for immediate and heavy financial need; (ii) the amount withdrawn may not exceed the amount necessary to satisfy such financial need; and (iii) the maximum amount which may be withdrawn is the balance in the Participant's Qualified Deferral Account.

                          1. The determination of whether a Participant has an immediate and heavy financial need is to be made on the basis of all relevant facts and circumstances.

                          2. A request for withdrawal will be deemed to be made on account of an immediate and heavy financial need of the Participant only if the withdrawal is on account of:

                                  (a)      Medical expenses described in Code
                 Section 213(d) incurred by the Participant or his spouse or dependents (as defined in Code Section 152); or

                                  (b)      Purchase (excluding mortgage
                 payments) of a principal residence for the Participant; or

                                  (c) Payment of tuition for the next year of post-secondary education and related educational fees for the Participant or his spouse, children or dependents; or

                                  (d)      The need to prevent the eviction of
                 the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                          3. A withdrawal will not be treated as necessary to satisfy an immediate and heavy financial need of a Participant to the extent the amount of the withdrawal is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant; provided, however, that the amount of the immediate and heavy financial need of a Participant shall include any amounts necessary to pay any federal, state or local taxes or penalties reasonably anticipated to result from a plan distribution. A withdrawal may be treated as necessary to satisfy a financial need if the Employer reasonably relies upon the Participant's representation that the need cannot be relieved:

                                  (a)      through reimbursement or
                 compensation by insurance or otherwise,

                                  (b)      by reasonable liquidation of the
                 Participant's assets, but only to the extent such liquidation would not itself cause an immediate and heavy financial need,

                                  (c)      by cessation of Elective Deferrals
                 under the Plan, or

                                  (d) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

                                  For purposes of this subparagraph 3, the
                 Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant.

                          4. A withdrawal will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                                  (a)      The withdrawal is not in excess of
                 the amount of the immediate and heavy financial need of the Participant,

                                  (b)      The Participant has obtained all
                 distributions, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Employer,

                                  (c)      The Plan, and all other plans
                 maintained by the Employer, provide that the Participant's Elective Deferrals and employee contributions will be suspended for at least 12 months after receipt of the hardship withdrawal, and

                                  (d)      The Plan, and all other plans
                 maintained by the Employer, provide that the Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the hardship withdrawal in excess of the applicable limit under Code
                 Section 402(g) for such next taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the hardship withdrawal.

                          5. Any withdrawal approved by the Committee shall be paid to the Participant as soon as practicable after such approval.

                          6. In order to make any withdrawal under this Paragraph, a married Participant's spouse must consent to such withdrawal distribution in writing and such consent must be witnessed by a Plan representative or notary public.

                 P. Election of Later Benefit Commencement Date. The payment of the applicable benefits to any Participant, Retired Participant or Terminated Participant may, at the election of such Participant, commence at a later date than that otherwise provided for herein, provided that such election is made under Code Section 401(a)(9) prior to January 1, 1984, and does not violate the incidental death benefit requirements of the Act.

                 Q.       Withdrawals from Employer Contribution Account.

                          1. A Participant who has attained the age of 70-1/2 may at any time thereafter withdraw any portion or all of his Employer Contribution Account.

                          2. A Participant shall notify the Committee on a form provided by the Committee of his election to make a withdrawal under this Section. Any election shall be effective as of the date specified in the notice, and the Committee shall direct the Trustee to pay to the electing Participant the amount requested as soon as practicable. In order to make any withdrawal under this Paragraph, a married Participant's spouse shall consent to such withdrawal distribution by executing a waiver consent election form after due notice of information is received by such spouse in the same manner as provided in Section 5.1F for spousal waivers prescribed therein.

         5.2     Method of Distribution.

                 A. Except to the extent otherwise provided in Section 5.1F, the requirements of this Section 5.2 shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan.

                 B.       All amounts distributable to a Participant under this
ARTICLE V shall be distributed in the form of a Qualified Joint and Survivor Annuity if required under Section 5.1F. If a Participant's benefit is not required to be distributed in the form of a Qualified Joint and Survivor Annuity, or if all or a portion of a Participant's benefit is required to be distributed to an Alternate Payee, then benefits shall, subject to Section 5.1H4, be paid in a single lump sum or, at the election of the Participant or Alternate Payee, as the case may be, in one or a combination of the following optional forms selected by the Participant or Alternate Payee:

                          1.      in installments over a period of years; or

                          2. a joint and survivor annuity with or without a term certain; provided, however, that a joint and survivor annuity optional form of benefit shall not be available as a method of distribution with respect to the Alternate Payee and her subsequent spouse.

                          A Participant or his designated beneficiary may, at
the time of his retirement, death, disability or termination of employment, elect to be paid out in the form of Company Stock, provided that the value of the Participant's account balance which he desires to convert to Company stock equals or exceeds the market price of 100 shares of such Company Stock.

                 If a Participant fails to select a method of distribution, benefits shall be paid in accordance with Sections 5.1F and 5.1H4.

                 C. If the amount standing to the credit of the Participant is to be paid to the Participant other than in a lump sum payment, payments shall be made accordingly and the entire amount distributable to such Participant shall be placed in a Segregated Account or invested in an annuity, as the case may be.

                 D. In addition to the net credit in a Participant's account, the Participant may have an interest in a Contract. Whenever distribution is required to be made other than in a lump sum, then in order to accomplish a distribution in equal annual installments, or a distribution over the remaining life of a Participant, or a distribution under any other approved plan of life and annual payments, all or part of the amount standing to the credit of a Participant may be used to convert any ordinary life policy into an annuity contract, and after such conversion, the insurance company shall be instructed to make payment of the cash value to the Participant by utilizing a mode of settlement which will result in the required annual or life or combination distribution.

                 E. Whenever distribution is required to be made of a Participant's vested interest in any Contract for any reason other than the death of the Participant, then, notwithstanding anything herein to the contrary, the Participant shall elect either to cause the Contract to be conveyed and assigned to him, or cause the conversion of such Contract; and thereupon, the Committee shall provide the Trustees with directions for surrender, conversion, endorsement, assignment or splitting of such Contract, in whole or in part. All Contracts which may be used to effect distribution either over a period of years, or over life, or under a plan involving the combination of life and annual payments, shall be irrevocably assigned to or issued in the name of the Participant and shall contain such provisions as may be required to make the distributions under such Contract consistent with Sections 5.1F, 5.1G and 5.1H.

                 F. All distributions required under this ARTICLE V shall be determined and made in accordance with Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Regulations as hereinafter provided:

                          1.      If a Participant's benefit is to be
         distributed in a form other than an annuity, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy. For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                          2. If the Participant's benefit is to be distributed in the form of an annuity, the amount to be distributed each calendar year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the participant's benefit by the lesser of (a) the applicable life expectancy or (b) if the participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in subparagraph 1 above as the relevant divisor without regard to section 1.401(a)(9)-2 of the Regulations.

                          3. The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that distribution calendar year.

                          4.      For purposes of this Section 5.2F:

                                  (a) The life expectancy of a Participant shall be recalculated annually. The life expectancy of the Participant's spouse or of any non-spouse Beneficiary shall not be recalculated.

                                  (b)      Life expectancy and joint and last
                 survivor expectancy shall be computed using the expected return multiples in Tables V and VI of Section 1.72-9 of the Regulations.

                                  (c)      The term "Designated Beneficiary"
                 means (i) the spouse of a Participant in case of a Qualified Joint and Survivor Annuity if the Participant and his spouse shall have been married throughout the one year period ending on his Required Beginning Date, or otherwise (ii) any individual designated as a Beneficiary by the Employee in accordance with Code Section 401(a)(9) and the Regulations thereunder.

                                  (d)      Pursuant to the Regulations, any
                 amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under the Regulations).

                                  (e)      The term "applicable life
                 expectancy" means the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated the succeeding calendar year in which the recalculation is being made. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

                                  (f)      The term "distribution calendar
                 year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 5.1D.

                          5. Notwithstanding anything herein to the contrary, if a Participant's Required Beginning Date is on or before April 1, 1987 and such Participant is alive on December 31, 1987, the Participant's first distribution calendar year, the amount of the minimum distribution required for distribution calendar years 1985, 1986 and 1987, and the date when such minimum distribution must be made shall be determined in accordance with Q&A I-2 and I-3 of Section 1.401(a)(9)-1 of the Regulations.

         G.      Eligible Rollover Distributions.

                 1. This Paragraph G applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Paragraph G. a Distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

                 2.       Definitions.

                          (a) "Eligible Rollover Distribution": An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                          (b) "Eligible Retirement Plan": An Eligible Retirement Plan is an individual retirement account described in
         Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                          (c) "Distributee": A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                          (d) "Direct Rollover": A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                 H. Waiver of 30-Day Notice. If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-ll(c) of the Income Tax Regulations is given, provided that:

                          (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                          (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                 5.3 Participant's Contribution Account. Every Participant shall always have a 100% vested nonforfeitable interest in his Participant's Contribution Account. The balance in the Participant's Contribution Account shall be distributed to the Participant, his Beneficiary, legal representative or relative as set forth in Sections 5.1 and 5.2 when the Participant's employment with the Employer is terminated or by reason of retirement, disability, death or any other event resulting in a distribution to the Participant hereunder.

                 5.4 Segregated Accounts. If distribution of benefits is not made in one lump sum upon retirement, death or termination of participation in the Plan, the Committee shall direct the Trustees to segregate the entire amount distributable to the Participant into a Segregated Account or to invest such Segregated Account as a part of the general assets of the Fund. The option selected by the Committee shall apply in all future instances in which distribution is not to be made in one lump sum. If not invested in the Fund generally, such Segregated Account shall be invested in government bonds, savings certificates or accounts or other similar investments. The net income or net loss of each Segregated Account for each Plan Year and the net appreciation or net depreciation of each Segregated Account for each Plan Year shall be reflected on the credit balance of that Segregated Account as of the Valuation Date and as of the date of any final distribution from such Segregated Account. Any net income and any net appreciation so allocated to the Segregated Account of a Participant shall be paid to such Participant at the time and in the manner provided for herein.

                 5.5 Location of Terminated Participant or Beneficiary Unknown. Notwithstanding anything to the contrary in the Plan, if the Committee shall not be able to locate a Terminated Participant or his Beneficiary hereunder by sending a letter by registered mail, return receipt requested, to the Social Security Administration for forwarding to such Terminated Participant or his Beneficiary, then such Terminated Participant or his Beneficiary shall forfeit such Participant's Accrued Benefit. Such forfeiture shall be effective as of the later of (i) the last day of the Plan Year in which occurs the second anniversary of the date such letter was mailed to the Social Security Administration, or (ii) the last day of the Plan Year in which the Participant has incurred his fifth consecutive One-Year Break in Service. Such forfeitures shall be allocated to the Employer Contribution Accounts of the Active Participants for such Plan Year in the proportion that each Active Participant's Compensation for the Plan Year bears to the total Compensation of all Active Participants for such Plan Year. If, in a subsequent Plan Year, the Committee shall locate such Participant or his Beneficiary, then any amounts so forfeited shall be restored by Employer contributions to the accounts of such Participant from which they were forfeited.

                                  ARTICLE VI

                              AMENDMENT OF PLAN

         6.1 Right to Amend. To provide for contingencies which may require the clarification, modification or amendment of the Plan, the Employer reserves the right to amend any of the provisions of this Plan at any time.

         6.2 Limitations upon Right to Amend. Notwithstanding the foregoing, the Employer shall not have the right to amend the Plan in any way which will:

                 A. Diminish any right or benefit under the Plan which shall have the effect of depriving any Active, Inactive, Retired or Terminated Participant or his Beneficiary of any Accrued Benefit;

                 B. Divert the Fund to purposes other than for the exclusive benefit of Participants and their Beneficiaries;

                 C.       Alter the basic purpose of the Plan;

                 D. Give the Employer any rights to assets contributed to the Fund or in any assets of the Fund; or

                 E. Alter the duties or liabilities of the Plan Administrator or the Committee without their prior written consent.

         6.3 Amendment Binding on All Participating Employers. Any amendment made to this Plan by Ingles Markets, Incorporated shall be binding upon all Employers participating hereunder. This Section 6.3 may be changed at any time by any Employer with respect to that Employer only by giving notice to all Employers that such Employer has a right to amend the Plan with respect to such Employer without affecting Plan provisions in effect for other Employers.

                                 ARTICLE VII

                               TOP-HEAVY PLANS

         7.1. Top-Heavy Plan. This Plan will be a Top-Heavy Plan for a Plan Year if the Employer has not maintained any other qualified retirement plan or simplified employee pension plan and the value of the accounts of Key Participants under the Plan exceeds 6070 of the value of the accounts of all Participants or Beneficiaries under the Plan, determined in accordance with the rules of Section 7.3 hereof.

         7.2 Top-Heavy Group of Plans. This Plan will be a Top-Heavy Plan for a Plan Year if the sum of (i) the value of accounts of Key Participants under this Plan, (ii) the value of the accounts of Key Participants under any other qualified defined contribution plan maintained by the Employer, (iii) the present value of accrued benefits of Key Participants under any qualified defined benefit plan maintained by the Employer, plus (iv) the aggregate Employer contributions on behalf of Key Participants to any simplified employee pension plan maintained by the Employer exceeds 60% of a similar sum computed with respect to all Participants and Beneficiaries under such plans. Each plan of the Employer in which a Key Participant participates and each other plan of the Employer which enables this Plan to meet the requirements of Code Section 401(a) or 410 is required to be aggregated with this Plan for purposes of determining whether this Plan is a Top-Heavy Plan. The Employer may treat any plan not required to be aggregated as being part of the group of plans maintained by the Employer if such group would, taking such plan into account, continue to meet the requirements of Code Sections 401(a)(4) and 410.

         7.3 Rules for Determining Top-Heavy Plan Status. The following rules shall apply for purposes of determining whether this Plan is a Top-Heavy Plan for a Plan Year:

                 A. If Section 7.1 applies, the value of accrued benefits and accounts shall be determined as of the Determination Date. If Section 7.2 applies, the value of accrued benefits and accounts shall be determined for each plan that is a part of the Top-Heavy group of plans as of the Determination Date for each such plan that occurs in the same calendar year as the Determination Date for this Plan.

                 B. The value of accrued benefits for any qualified defined benefit pension plan maintained by the Employer that is a part of the Top-Heavy group of plans shall be determined as of the most recent valuation date for cost determination within the twelve (12) month period preceding the Determination Date for any such plan.

                 C. The value of accrued benefits and accounts shall include the amount of all distributions made to a Participant during the five
(5) year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, if it had not been terminated, would have been required to be aggregated with this Plan for purposes of determining whether this Plan is a Top-Heavy Plan.

                 D. The present value of a Participant's accrued benefit and accounts shall be determined without regard to any rollover contribution to the Plan (or direct transfer from another qualified trust), if such rollover or transfer was both (i) initiated by the Participant, and (ii) made from a plan maintained by an employer that is not an Employer hereunder.

                 E. The value of a Participant's accrued benefit and accounts shall be determined without regard to such Participant's contributions that are deductible by such Participant under Code Section 219, and the earnings thereon.

                 F. The value of a Participant's accrued benefit and accounts for a Plan Year shall not be counted for any purpose if he is not a Key Participant for such Plan Year but he was a Key Participant for a prior Plan Year.

                 G. For purposes of this Article, the present value of accrued benefits under any defined benefit plan shall be determined by using the same assumptions used in determining actuarial equivalence under such defined benefit plan.

                 H. The value of accrued benefits and accounts shall be determined without regard to the accrued benefit or account of any person who has not performed any services for the Employer at any time during the five (5) year period ending on the Determination Date.

                 I. The accrued benefit of any Employee (other than a Key Employee) shall be determined:

                          (i) under the method which is used for accrual purposes for all plans of the Employer, or

                          (ii)    if there is no method described in clause
                                  (i), as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

         7.4 Very Top-Heavy Plan. This Plan will be a Very Top-Heavy Plan for a Plan Year if it would be considered a Top-Heavy Plan under Section 7.1 or
7.2 if "90%" were substituted for "60%" in Sections 7.1 and 7.2.

         7.5 Alternate Vesting Schedule. In Top-Heavy Plan Years the following vesting schedule will apply instead of that contained in ARTICLE V:

                  Years of Service                         Vested-Nonforfeitable              Nonvested-Forfeitable
                                                                Percentage                         Percentage
                    Less than 2                                     0%                                100%

                         2                                         20%                                80%

                         3                                         40%                                60%

                         4                                         60%                                40%

                         5                                         80%                                20%

                     6 or more                                     100%                                0%


                 The above schedule applies only to Top-Heavy Plan Years. If the Plan subsequently returns to non-Top-Heavy status, the Participant's vested interest will again be determined under ARTICLE V; provided, however, that a Participant's vested percentage may not be reduced from any level attained in any prior Plan Year.

                                 ARTICLE VIII

                             TERMINATION OF PLAN

         8.1 Right to Terminate. It is the present intention of the Employer to maintain the Plan throughout its corporate existence. Nevertheless, the Employer reserves the right, at any time, to terminate the Plan or to temporarily suspend contributions for a fixed or indeterminate period of time upon giving to the Committee notice in writing of its intention so to do. In the event of the termination of this Plan, the liability or any obligation of the Employer hereunder shall cease.

         8.2 Adoption of Plan by Successor. In the event of the merger or consolidation of the Employer, or the transfer of the assets of the Employer to another corporation, association, or business organization, the Plan may be adopted by the surviving corporation, association, or other business organization which employs a substantial number of the Participants of the Plan. Such adoption of the Plan shall be expressed in an agreement between such surviving or other corporation, association, or business organization and the Committee under which such other corporation, association, or business organization adopts the Plan with respect to the Participants employed by it. If, pursuant to the terms hereof, the Plan is adopted by any other corporation, association, or business organization, such other corporation, association, or business organization shall be deemed to succeed to the position of the Employer under the Plan. Any Participants under the Plan who do not become Employees of such other corporation, association, or business organization shall have the rights provided in this Plan for Employees whose employment is terminated after their Employer Contribution Account becomes 100% nonforfeitable.

         8.3 Multiple Participating Employers. If there is more than one participating Employer, upon termination of the Plan with respect to all, or any one or more of the participating Employers, the Committee shall determine in an equitable manner from its accounts for each participating Employer (taking into account the relative contributions and increments to the Fund and the disbursements therefrom in respect to each of the participating Employers) the proportionate share of the value of the assets of the Fund attributable to the participating Employer or Employers for whom the Plan is then being terminated, after providing for a reserve to cover the expense incident to such termination. Allocation and distribution of such proportionate share or shares of the value of the assets of the Fund attributable to each of the participating Employers for which the Plan is then being terminated shall then be made to the participants of such terminating Employer or Employers, pursuant to the directions of the Committee as specified in the Plan. The Plan shall continue in full force and effect with respect to the participating Employer or Employers, if any, for which the Plan is not then being terminated.

         8.4 Allocation on Termination of Plan or Permanent Discontinuance of Contributions. On the partial or complete termination of the Plan, or upon permanent discontinuance of contributions by the Employer, the accounts of all affected Participants who are employed by the Employer on the date of such termination or discontinuance of contributions shall thereupon become nonforfeitable. As of the date of partial or complete termination or upon permanent discontinuance of contributions by the Employer, which shall be deemed to occur no later than the last day of the Plan Year for which a substantial contribution was made under the Plan, all assets in the Suspense Account shall be allocated to the accounts of the Participants in accordance with the provisions of Sections 4.4 and 4.5 except that:

                 A. The term "Valuation Date" shall be considered to be the last day of the month preceding such termination; and

                 B. Employer contributions in the Suspense Account shall be allocated in accordance with the provisions of Section 4.2 as of such Valuation Date based on Compensation during the Plan Year through the Valuation Date.

         8.5 Manner of Distribution. To the extent no discrimination in value results, after termination of the Plan any distribution may be made in accordance with ARTICLE V hereof, in whole or in part, in cash, in securities or other assets in kind, or in nontransferable annuity contracts, provided that any insurance policies which may then comprise part of the Fund assets, other than key man insurance, shall be distributed to the respective insureds. The Plan shall continue until the Fund has been entirely transferred, paid over and distributed pursuant to the directions of the Plan Administrator. In the event the Committee shall not be able to locate a Terminated Participant or his Beneficiary pursuant to Section 5.4, the Accrued Benefit of such Participant shall be paid into an escrow account in the name of the Employer. In the event of the dissolution, merger or consolidation of the Employer, the members of the last Board of Directors of the Employer shall thereafter have all of the rights and powers exercisable by the Employer hereunder, and any certificate, instrument or direction signed by such person or persons shall have the same effect as if signed by the Employer.

         8.6 Merger or Consolidation of Plan or Transfer of Plan Assets. In the event of any merger or consolidation of the Plan, or transfer in whole or in part of the assets and liabilities of the Fund to another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Fund applicable to such Participants shall be transferred to the other trust fund only if:

                 A. Each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated); and

                 B. Not less than 30 days prior to such merger, consolidation or transfer, the Employer shall file, if applicable, an actuarial statement of valuation in accordance with Code

Section 6058(b) to the effect that the requirements of paragraph A will be complied with upon such merger, consolidation or transfer; and

                 C. Resolutions of the Board of Directors of the Employer and any new or successor employer are adopted that authorize such transfer of assets of the affected Participants; and, in the case of the new or successor employer of the affected Participants, its resolution shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

                 D. Such other plan and trust are qualified under Code Sections 401(a) and 501(a).

                                  ARTICLE IX

                                ADMINISTRATION

         9.1 Appointment of Committee. The Plan shall be administered by the Committee. The Committee, consisting of at least two persons, shall be appointed by and serve at the pleasure of the Board of Directors of the Employer to assist in the administration of the Plan. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employer and any expenses not so paid shall be paid by the Trustees out of the principal or income of the Fund. No member of the Committee who is an Employee shall receive compensation with respect to his services for the Committee.

         9.2 Notification to Participants. The Committee shall be responsible for certain requirements placed upon the Employer by the Act, including the following:

                 A. Plan Summary and Forms. The Committee shall furnish to each Participant and to each Beneficiary receiving benefits under the Plan, a summary of the Plan and the periodic revisions of the summary, within the time limits specified in the Act. The Committee's responsibility shall include notifying Participants of amendments to the Plan and of applications to be filed with the Internal Revenue Service when determination letters are requested with respect to the qualification of the Plan. The Committee shall also furnish to each Participant, and to each Beneficiary receiving benefits under the Plan, a summary of the annual report filed with the Department of Labor, and shall advise individuals of the procedures to be followed and the charges levied for complete copies of forms filed with the Department of Labor and instruments under which the Plan is established and operates.

                 B. Account Balances. Within a reasonable time after the close of each Plan Year, the Committee shall furnish each Participant and Beneficiary with a summary of the annual report prepared with respect to the Fund together with an individual report disclosing the amounts in such Participant's accounts, and the Participant's vested percentage of his Employer Contribution Account.

                 C. Notification Prior to Termination Date. Within a reasonable period, subject to Treasury and/or Labor Department Regulations which may be issued under the Act, before the date a Participant is entitled to receive benefits under the Plan, the Committee shall supply the Participant with a written explanation of the nature, form and amount of the benefit to which he is entitled. Reference to the methods of payment that are available under the Plan shall be included in the written explanation; and upon the request of the Participant, the Committee shall furnish him with a written explanation of the features of and amounts applicable to such Participant's accounts under any such option.

                 D. Claims Procedure. The Committee shall make a determination as to the right of any person to a benefit, and shall afford any person dissatisfied with such determination the right to a hearing thereon. Any denial by the Committee of the claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Committee and delivered or mailed to the Participant or Beneficiary and such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Committee shall afford a reasonable opportunity to any Participant whose claim for benefits has been denied for a full and fair review by the Employer of the decision denying the claim pursuant to Labor Department Regulations.

         9.3 Records and Reports. The Employer shall delegate to the Committee such responsibilities as it deems appropriate in order to comply with Treasury and/or Labor Department Regulations issued under the Act relating to records of Participants' service, Participants' account balances and the nonforfeitable percentage of such accounts, annual registration with the Internal Revenue Service and annual reports to the Department of Labor.

         9.4 Other Committee Powers and Duties. Subject to the provisions of Treasury and/or Labor Department Regulations under the Act, the Committee shall have such other duties and powers as may be necessary to discharge its duties hereunder, including, but not limited to, the following:

                 A. To receive from the Employer and from Participants such information as shall be necessary for the proper administration of the Plan;

                 B. To furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

                 C. To receive and review reports of the financial condition and of the receipts and disbursements of the Fund from the Trustees;

                 D. To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel.

                          The Committee shall have no power to add to, subtract
from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for benefits under the Plan. However, in reviewing claims, the Employer has the discretion to accept or deny claims for benefits based on its good faith interpretation of the terms of the Plan.

         9.5 Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman and another as secretary and advise the Trustees of such election in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Trustees. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by majority vote. The Committee may adopt such rules as it deems necessary or desirable, subject to the provisions of Treasury and/or Labor Department Regulations under the Act. All rules and decisions of the Committee shall be uniformly and consistently applied to all persons in similar circumstances. The Committee shall be entitled to rely upon information furnished by the Employer and the legal or actuarial counsel of the Employer.

         9.6 Authorization of Benefit Payments. The Committee shall issue directions to the Trustees concerning all benefits which are to be paid from the Fund pursuant to the provisions of the Plan. The Committee shall keep on file, in such manner as it may deem convenient or proper, all reports from the Trustees.

         9.7 Benefit Checks. If, in the Committee's judgment, any person to whom benefits are payable is unable to care for his affairs because of illness, accident or other incapacity, the Committee may authorize his benefits to be paid to any person who, or institution which, in the Committee's judgment, is responsible for caring for the person entitled to such benefit. If an amount becomes distributable to a minor or a person under legal disability, the Committee may direct that such distribution may be made to such person without the intervention of any legal guardian or conservator, or to a relative of such person for the benefit of such person, or to the legal guardian or conservator of such person. Any such distribution shall constitute a full discharge with respect to the Committee as well as the Trustees, and the Committee and the Trustees shall not be required to see to the application of any distribution so made.

                                  ARTICLE X

                          GUARANTEES AND LIABILITIES

         10.1 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer or as a limitation of the right of the Employer to discharge any of its Employees with or without cause.

         10.2 Rights to Fund Assets. No Participant, Retired Participant, Terminated Participant or Beneficiary shall have any right to, or interest in, any part of the Fund upon termination of employment or otherwise, except as specifically provided herein. All benefits provided by the Plan shall be paid solely out of the assets of the Fund.

         10.3 No Diversion of Funds. The Fund shall be maintained for the exclusive benefit of Participants, Retired Participants, Terminated Participants and their Beneficiaries, and it shall be impossible for any part of the Fund to be used for or diverted to any purpose other than the exclusive benefit of such persons, except to the extent that:

                 A. Such portion of the Fund may be applied to pay expenses of the Committee and the Trustees as provided herein and in the Trust; and

                 B. If a contribution, which is made by reason of a mistake of fact or in accordance with Section 3.1A, is attributable to a good faith mistake of fact or a good faith mistake in determining the deductibility of the contribution, then the net excess contribution (as hereinafter defined) shall be returned to the Employer if it is returned within one year of the mistaken payment of the contribution or the disallowance of the deduction, as the case may be. The "excess contribution" shall equal the excess of such contribution over the amount that would have been contributed had there not occurred a mistake of fact or mistake in determining the deductibility of the contribution. The "net excess contribution" shall equal the excess contribution reduced by: (a) any losses attributable to such excess contribution and (b) the amount necessary to prevent the balance of the individual account of any participant from being reduced below the balance that would have been in the account had the mistaken amount not been contributed. Earnings attributable to the excess contribution shall not be returned to the Employer.

                 C. Upon the termination of the Plan, excess Annual Additions being held in the Code Section 415 suspense account in accordance with the provisions of Section 4.8A shall be returned to the Employer. Except as so provided in paragraphs B and C above, it shall be impossible for any part of the Fund to revert to or inure to the benefit of the Employer.

         10.4 Plaintiff denies the allegations contained in Paragraph Nonalienation of Benefits.

                 A. Except as otherwise provided by law, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

                 B. The above paragraph shall apply to the creation, assignment or recognition of a right to any benefit payable to a Participant according to a Domestic Relations Order; provided, however, in no event shall it apply to a Qualified Domestic Relations Order.

         10.5    Domestic Relations Orders.

                 A. If a Plan representative receives any Domestic Relations Order, then the Committee shall promptly notify the Participant and each Alternate Payee of the receipt of such order and shall determine the qualified status of the Domestic Relations Order in accordance with the following procedure:

                          1. The Plan Administrator shall refer to the Domestic Relations Order issued by the state court of jurisdiction to legal counsel for the Plan to render an opinion as to whether the Domestic Relations Order is a Qualified Domestic Relations Order.

                          2. Upon receiving counsel's opinion as to the status of the Domestic Relations Order, the concerned Participant and each Alternate Payee, or his designated representative, shall be furnished a copy of such legal opinion. If it has been determined that the Domestic Relations Order is a Qualified Domestic Relations Order, the terms and directions will be promptly communicated to each payee or his designated representative at the address specified in the Domestic Relations Order.

                          3. The Plan Administrator shall, as soon as practicable, ascertain the dollar amount payable to each Alternate Payee pursuant to the Domestic Relations Order and thereafter disburse the amounts payable to each Alternate Payee in accordance with the terms of the Plan and the Qualified Domestic Relations Order. If there is to be a delay for any reason in making payments of the amounts due to an Alternate Payee, the Plan Administrator shall direct that the amount payable be placed into a separate account within the Fund in the name of the Alternate Payee, and such Alternate Payee shall have the right, exercisable pursuant to such uniform administrative procedures as the Committee may adopt, to direct the Trustee to invest the Alternate Payee's separate account in Portfolio Investments selected by the Alternate Payee; provided, however, that if no such investment direction is received from the Alternate Payee, such separate account shall be invested proportionately in the same Portfolio Investments as selected by the Participant for his accounts.

                 B. During any period in which the issue of whether a Domestic Relations Order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court or otherwise), the Committee shall direct the Trustees to place in a separate account in the Trust in the name of the Alternate Payee, the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order. During such determination period, such separate account shall remain invested in the same Portfolio Investments as selected by the Participant with respect to his accounts.

                 C. If within eighteen (18) months the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustees to pay such amounts (adjusted for any income or loss thereon) to the person(s) entitled thereto in accordance with the terms of the Plan and the Qualified Domestic Relations Order. If within eighteen (18) months it is determined the order is not a Qualified Domestic Relations Order or the issues as to whether such order is a Qualified Domestic Relations Order are not resolved, the Committee shall direct the Trustees to return the amounts (adjusted for any income or loss thereon) being held in the name of the Alternate Payee to the Participant's account.

                 D. Any order determined to be a Qualified Domestic Relations Order after the close of the eighteen (18) month period shall be applied prospectively only.

                 E. For purposes of Paragraphs C and D above, the 18-month period referred to therein shall begin with the date on which the first payment would be required to be made under the Domestic Relations Order.

                 F. In the event the Domestic Relations Order is later determined not to be a valid Qualified Domestic Relations Order, any amount being held in an account for the Alternate Payee shall be restored or distributed to the Participant.

         10.6 Loans. Loans from the Plan may be made to Participants, Retired Participants or Beneficiaries (hereinafter collectively referred to as "Borrower" or "Borrowers") in accordance with the following terms and conditions:

                 A. Loans shall be made available to all Borrowers on a reasonably equivalent basis without regard to any individual's race, color, religion, sex, age or national origin. In making any decision with regard to making any loan, consideration shall be given only to those factors, such as creditworthiness and financial need, which would be considered in a normal commercial setting by an entity in the business of making similar loans. No loan for less than $500 may be made to any Borrower.

                 B. Loans shall not be made available to Borrowers who are Highly Compensated Employees in an amount greater than the amount made available to other Borrowers. Loans may be obtained only from a Borrower's Qualified Deferral Account. The maximum amount of a loan to any Borrower, when added to the outstanding balance of all other loans to such Borrower, shall not exceed the lesser of: (i) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (ii) one-half (1/2) of such Borrower's vested nonforfeitable interest in his Qualified Deferral Account under the Plan. For purposes of this Paragraph, all loans from all plans maintained by the Employer or a related employer within the meaning of Code Sections 414(b), (c), (m) or
(o) shall be aggregated.

                 C. Each loan shall bear interest at a reasonable rate to be fixed by the Committee. The rate of interest shall provide the Plan with a return commensurate with the prevailing interest rates being charged by persons in the business of lending money for loans under similar circumstances. The Committee shall not discriminate among Borrowers regarding interest rates; however, loans granted at different times may bear different interest rates if, in the opinion of the Committee, the difference in interest rates is justified by a change in general economic conditions.

                 D. Each loan shall be secured by the assignment of the Borrower's entire right, title and interest in and to such Borrower's vested nonforfeitable interest in the Fund, supported by the Borrower's promissory note for the amount of the loan, including interest, payable to the order of the Trustees.

                 E. A Participant must obtain the consent of his or her spouse, if any, to use his account balance as security for the loan unless the Participant shall establish to the satisfaction of the Trustees that such consent may not be obtained because there is no spouse, the spouse cannot be located or such other circumstances prescribed by the applicable Regulations. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Participant's account balance is used as security for renegotiation, extension, renewal or other revision of the loan.

                          If a valid spousal consent has been obtained, then,
notwithstanding any other provision of this Plan, for the purposes of determining the amount of a Qualified Joint and Survivor Annuity under Section 5.1F or a Qualified Preretirement Survivor Annuity under Section 5.1G, the Accrued Benefit of a Participant shall be reduced by any security interest held by the Trustees by reason of a loan outstanding to the Borrower at the time of death or distribution if the reduction is used as repayment of the loan.





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

                 F. Each loan shall require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly. The period of repayment for any loan shall be arrived at by mutual agreement between the Committee and the Borrower, but in no event shall such period exceed five (5) years.

                 G. An application for a loan by a Borrower shall be made in writing to the Committee. The application shall specify the purpose of the loan and the desired amount and repayment period of the loan. The Committee shall investigate each application for a loan. All loans shall be subject to the approval of the Committee. Within thirty (30) days after the Committee receives the application, it shall give consideration to and arrive at a decision upon said application. Notice of the decision of the Committee shall be furnished to the Participant within forty-five (45) days after the receipt of the application by the Committee. The Committee shall provide to every Participant who is denied a loan written notice setting forth the reason or reasons for denial.

                 H.       Loans shall be permitted for any purpose.

                 I. Notwithstanding any provision of the Plan which may be to the contrary, (i) the entire principal balance of any loan from the Plan and any accrued interest thereon shall become immediately due and payable at such time as distributions under the Plan are scheduled to commence to a Borrower, or, at the option of the Trustees, (ii) any distribution to be made to a Borrower pursuant to ARTICLE V hereof may, without the Borrower's consent or action, be applied against the outstanding balance of any unpaid loan to such Borrower.

                 J. In the event of a default on any loan, the Trustees shall be authorized to have the Employer withhold the amount in default from the Borrower's pay and to pay over such amount to the Trustees to be applied against such loan.

                 K. The Committee shall be authorized to establish additional procedures for the implementation of the loan program hereunder.

                 L. In the event a loan is made to a Borrower, withdrawals under Section 5.10 shall be limited such that no withdrawals shall result in the Participant's vested nonforfeitable interest in his Accrued Benefit under the Plan being less than two (2) multiplied by the total outstanding balance of loans from this Plan on the date of such withdrawal.

         10.7 Allocation of Responsibility Among Employer. Committee and Trustees for Plan and Trust Administration. The Employer, Committee and Trustees (hereinafter for purposes of this Section referred to as the "Fiduciaries") shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 3.1, reviewing Participant or Beneficiary claims as provided under Section 9.2D, and shall have the sole authority to appoint and remove the Trustees, members of the





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Committee and to amend or terminate, in whole or in part, this Plan or the
Trust. The Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust. The Trustees shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of this Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the trust Fund in any manner against investment loss or depreciation in asset value.

         10.8 Bonding. All members of the Committee, and every individual officer or Employee designated by the Employer to direct the Committee and/or the Trustees with respect to the receipt, handling, disbursement, or other exercise of the custody or control of the funds or other property held under the Plan shall be bonded to the extent required by the Act.

         10.9 Guarantees to Participants. No member of the Committee and no individual officer or Employee designated by the Employer to direct the Committee or the Trustees shall (i) fail or refuse to comply with a request to furnish information to a Participant or Beneficiary that is required to be furnished under the Plan or pursuant to the Act and that is reasonably within his control (such information to be delivered or mailed by first class mail to the last known address of the requesting Participant or Beneficiary within 30 days after receipt of the request) or (ii) restrain, coerce, intimidate, or attempt to restrain, coerce or intimidate any Participant or Beneficiary for the purpose of interfering with or preventing the exercise of any right to which he is or may become entitled under the Plan or pursuant to the Act.





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                                  ARTICLE XI

                                MISCELLANEOUS

         11.1 Governing Laws. This Plan shall be construed and enforced under the Act and the laws of the State of North Carolina and all provisions hereof shall be administered in accordance with the provisions of the Act and according to the laws of the State of North Carolina, provided that in case of conflict, the provisions of the Act shall control.

         11.2 Corporate Action. Whenever the Employer, under the terms of this Plan, is permitted or required to do or perform any act, it shall be done and performed by the Board of Directors of the Employer, or an Executive Committee thereof, and shall be evidenced by proper resolutions certified by the Secretary of either the Employer or such Executive Committee.

         11.3 Alternative Acts. In the event it becomes impossible for the Employer or the Committee to perform any act required by this Plan, then the Employer or the Committee may perform such alternative act which most nearly carries out the intent and purpose of this Plan.

         11.4 Interpretation. This Plan has been executed for the exclusive benefit of the Participants and their Beneficiaries. So far as possible, this Plan shall be interpreted and administered in a manner consistent with this intent and with the intention of the Employer that this Plan shall at all times fully comply with the requirements of the Act. Neither the Employer nor the Committee shall exercise any power or right to do or perform any act which is in conflict with or violates the Act, and/or the Regulations construing the Act which now exist or may be hereafter adopted by the Treasury and/or Labor Departments. Any power or right granted under this Plan or retained by the Employer shall be void to the extent that its exercise or retention shall violate the Act. The Employer and the Trustees shall make any and all retroactive amendments to this Plan and the Trust that are required under the Act or under Treasury and/or Labor Department Regulations in order to establish and maintain this Plan and the Trust in conformity with the Act as a qualified retirement plan and trust pursuant to Code Sections 401(a) and 501(a).

         11.5 Gender and Tense. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person, persons or entity may require.

         11.6 Title Headings. The headings in this Plan are solely for the convenience of reference and shall not affect its interpretation.





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